                                                                     EXHIBIT 4.1








                     TELECOMUNICACIONES DE PUERTO RICO, INC.

                         6.15% Senior Notes due 2002
                         6.65% Senior Notes due 2006
                         6.80% Senior Notes due 2009


                       PUERTO RICO TELEPHONE COMPANY, INC.
                           CELULARES TELEFONICA, INC.

                                   Guarantors


                              --------------------

                                    INDENTURE



                            Dated as of May 20, 1999



                              --------------------



                              THE BANK OF NEW YORK,

                                     Trustee

                              INDENTURE dated as of May 20, 1999, among
                    TELECOMUNICACIONES DE PUERTO RICO, INC., a Puerto Rico corporation (the "Company"), PUERTO RICO TELEPHONE COMPANY, INC., a Puerto Rico corporation, and CELULARES TELEFONICA, a Puerto Rico corporation (together, the "Subsidiary Guarantors"), and The Bank of New York, a New York banking corporation (the "Trustee").


          Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 6.15% Senior Notes due 2002, 6.65% Senior Notes due 2006 and 6.80% Senior Notes due 2009, each to be issued as separate series as in this Indenture provided (collectively, the "Initial Securities") and, if and when issued pursuant to a registered or private exchange for the Initial Securities, the Company's 6.15% Senior Notes due 2002, 6.65% Senior Notes due 2006 and 6.80% Senior Notes due 2009 (collectively, the "Exchange Securities" and, together with the Initial Securities, the "Securities"):


                                    ARTICLE I

                   Definitions and Incorporation by Reference

          SECTION 1.01. Definitions.

          "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

          "Business Day" means each day that is not a Legal Holiday.

          "Capital Stock" means and includes any and all shares, interests, participations or other equivalents (however designated) of ownership in a corporation or other Person.

          "Capitalization" means with respect to a Person the total of (a) Funded Debt, (b) the par value or, in the case of Capital Stock with no par value, a value stated on the books, of all outstanding shares of Capital Stock,
(c) the paid-in surplus and retained earnings (or minus the net surplus deficit, as the case may be), (d) deferred taxes and deferred investment tax credits, (e) Capitalized Rent, and (f) minority interests in subsidiaries of such Person.

          "Capitalized Lease Obligations" means any obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of Debt represented by such obligation shall be the capitalized amount of such obligations determined in accordance with GAAP. For the purposes of Section 4.04, a Capitalized Lease Obligation shall be deemed secured by a Lien on the Property being leased.

          "Capitalized Rent" means the present value (discounted semi-annually at a discount rate equal to the actual percentage rate inherent in the applicable lease, as determined in good faith by the Company) of the total net amount of rent payable for the remaining term of any lease of Property by the Company or any Subsidiary Guarantor (including any period for which such lease has been extended); provided, however, that no such rental obligation shall be deemed to be Capitalized Rent unless the lease resulted from a Sale and Leaseback Transaction. The total net amount of rent payable under any lease for any period shall be the total amount of the rent payable by the lessee with respect to such period but shall not include amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates, sewer rates and similar charges.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the applicable provisions hereof and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

          "Consolidated Net Tangible Assets" means the consolidated total assets of the Company and its Subsidiaries as reflected in the Company's most recent balance sheet prepared in accordance with GAAP, less (i) current liabilities (excluding current maturities of long-term debt and obligations under capital leases) and (ii) goodwill, trademarks, patents and minority interests of others.

          "Credit Facility" means, with respect to the Company or any Subsidiary of the Company, one or more debt or commercial paper facilities with banks or other institutional lenders (including the $500,000,000 Five-Year Credit Agreement dated as of March 2, 1999, as amended, among the Company, the Subsidiary Guarantors and the lenders and agents named therein and the $200,000,000 Credit Agreement dated as of March 2, 1999, as amended, among the Company, the Subsidiary Guarantors and the lenders and agents named therein) providing for revolving credit loans, term loans, receivables or inventory financing (including through the sale of receivables or inventory to such lenders or to special purpose, bankruptcy remote entities formed to borrow from such lenders against such receivables or inventory) or trade letters of credit, in each case together with any extensions, revisions, refinancings or replacements thereof by a lender or syndicate of lenders.

          "Debt" means, with respect to any Person, the aggregate amount of, without duplication: (i) all obligations for borrowed money; (ii) all obligations evidenced by debentures, notes or other similar instruments; (iii) all obligations to pay the deferred purchase price of property or services, except trade accounts payable, accrued commissions and other similar accrued current liabilities in respect of such obligations, in any case not more than 120 days overdue, arising in the ordinary course of business; (iv) all Capitalized Lease Obligations of such Person, including Capitalized Rent; (v) all obligations or liabilities of others secured by a Lien on any Property owned by such Person whether or not such obligation or liability is assumed (the amount of such Debt being deemed to be the lesser of the value of such Property or the amount of the Debt so secured); (vi) all reimbursement obligations of such Person in respect of any letters of credit or bankers' acceptances related to Debt of such Person or another Person; (vii) any stock of such person that by its terms matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; and (viii) guarantees of or similar obligations with respect to Debt of other Persons. The term "Debt" shall not include any obligations of a Person under a Swap Contract.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Event of Default" has the meaning set forth under Section 6.01.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Funded Debt" means any Debt maturing by its terms more than one year from its date of issuance (notwithstanding that any portion of such Debt is included in current liabilities).

          "GAAP" means United States generally accepted accounting principles as in effect on the Issue Date, including those set forth:

          (a) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants,

          (b) in the statements and pronouncements of the Financial Accounting Standards Board,

          (c) in such other statements by such other entity as approved by a significant segment of the accounting profession, and

          (d) the rules and regulations of the Commission governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Security register described in Section 2.03.

          "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by merger, conversion, exchange or otherwise), extend, assume, guarantee or become liable in respect of such Debt or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Debt or obligation on the balance sheet of such Person (and "Incurrence" and "Incurred" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Debt, becoming Debt shall not be deemed an Incurrence of such Debt.

          "Indenture" means this Indenture as amended or supplemented from time to time.

          "Issue Date" means the date on which the Initial Securities are originally issued.

          "Lien" means any mortgage, pledge, security interest, lien, charge or similar encumbrance.

          "Non-Guarantor Subsidiary" means any Subsidiary of the Company other than a Subsidiary Guarantor.

          "Officer" means the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary of the Company.

          "Officers' Certificate" means a certificate signed by two Officers of the Company, at least one of whom shall be the principal executive officer or principal financial officer of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

          "Outstanding" means, subject to certain exceptions, all Securities issued under this Indenture, except those theretofore canceled by the Trustee or delivered to it for cancelation, defeased in accordance with this Indenture, paid in full, or in respect of which substitute Securities have been authenticated and delivered by the Trustee.

          "Permitted Liens" mean:

          (a) Liens existing on the Issue Date;

          (b) Liens upon Property acquired or constructed by the Company or any Subsidiary Guarantor after the Issue Date to secure payment of all or part of the purchase price thereof or to secure Debt incurred prior to, at the time of or within 270 days after the acquisition or construction thereof for the purpose of financing all or part of the purchase or construction price thereof, or Liens of any kind existing on such Property at the time of the acquisition thereof, or conditional sales agreements or other title retention agreements with respect to any Property acquired after the Issue Date; provided, however, that in the case of any such acquisition, such Lien or agreement shall not involve any Property transferred by the Company to a Subsidiary of the Company or by a Subsidiary of the Company to the Company or by a Subsidiary of the Company to another Subsidiary of the Company in contemplation of or in connection with the Incurrence of such Lien or the entering into of such agreement; provided further, however, that no such Lien, and no such agreement, shall extend to or cover any other Property of the Company or any Subsidiary of the Company unless otherwise permitted hereunder;

          (c) the Refinancing of any such Lien or of any such agreement, permitted by the foregoing clause (a) or (b), or the replacement or renewal (without increase in principal amount unless otherwise permitted hereunder) of the Debt secured thereby;

          (d) Liens for taxes or assessments or governmental charges or levies; pledges or deposits to secure obligations under worker's compensation laws, unemployment insurance or similar legislation; pledges or deposits to secure performance in connection with bids, tenders, contracts (other than contracts for the payment of money) or leases to which the Company or any Subsidiary Guarantor is a party; deposits to secure public or statutory obligations of the Company or any Subsidiary Guarantor; materialmen's, mechanics', carriers', workers', repairmen's, warehousemen's, suppliers', employees' or other like Liens in the ordinary course of business, or deposits to obtain the release of such Liens; deposits to secure surety and appeal bonds to which the Company or any Subsidiary Guarantor is a party; other pledges or deposits for similar purposes in the ordinary course of business; Liens created by or resulting from any litigation or legal proceeding which at the time is currently being contested in good faith by appropriate proceedings; leases made, or existing on property acquired, in the ordinary course of business; landlord's Liens under leases to which the Company or any Subsidiary Guarantor is a party; zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the operation of the business of the Company or the applicable Subsidiary Guarantor or the value of such property for the purpose of such business; Liens arising solely by virtue of any statutory or common law provision relating to banker's Liens, rights of set-off or similar rights and remedies as to deposit account or other funds; other Liens on the Property of the Company or any Subsidiary Guarantor incidental to the conduct of their respective businesses or the ownership of their respective properties which were not created in connection with the Incurrence of Debt or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of their respective properties or materially impair the use thereof in the operation of their respective businesses; or the Lien of the Trustee pursuant to Section 7.07;

          (e) Liens with respect to Debt of any Person at the time such Person is merged into or consolidated with the Company or a Subsidiary Guarantor or the Company or a Subsidiary Guarantor acquires all or substantially all of the assets of such Person (other than a Lien Incurred by such Person as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Person is merged into or consolidated with the Company or a Subsidiary Guarantor or pursuant to which all or substantially all of the assets of such Person are acquired by the Company or a Subsidiary Guarantor);

          (f) Liens in favor of the Company or any Subsidiary Guarantor;

          (g) Liens to secure Capitalized Lease Obligations; provided that (i) any such Lien does not extend or cover any Property other than the Property that is the subject of such Capitalized Lease Obligation (unless otherwise permitted hereunder) and (ii) such Capitalized Lease Obligation is otherwise permitted under this Indenture;

          (h) Liens to secure obligations under Swap Contracts; and

          (i) Liens Incurred in connection with any Permitted Receivables Financing.

          "Permitted Receivables Financing" means any financing not exceeding in the aggregate, together with all other Permitted Receivables Financings Incurred pursuant to Section 4.03(g) or clause (i) of the definition of "Permitted Liens", 15% of Consolidated Net Tangible Assets pursuant to which the Company or any Subsidiary of the Company may sell, convey or otherwise transfer to a Receivables Subsidiary or any other Person (in the case of transfer by a Receivables Subsidiary), or grant a security interest in, any accounts receivable (and related assets) of the Company or such Subsidiary; provided, however, that (a) the covenants, events of default and other provisions applicable to such financing shall be customary for such transactions and shall be on market terms (as determined in good faith by the Board of Directors) at the time such financing is entered into, (b) the interest rate applicable to such financing shall be a market interest rate (as determined in good faith by the Board of Directors) at the time such financing is entered into and (c) such financing shall be non-recourse to the Company and its Subsidiaries (other than the Receivables Subsidiary) except to a limited extent customary for such transactions. The grant of a security interest in any accounts receivable of the Company or any Subsidiary of the Company (other than a Receivables Subsidiary) to secure Debt under any Credit Facility shall not be deemed a Permitted Receivables Financing.

          "Person" means any individual, corporation, partnership, company (including any limited liability company), joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "principal" of any Debt (including the Securities) means the principal amount of such Debt plus the premium, if any, on such Debt.

          "Property" means, with respect to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

          "Receivables Subsidiary" means a bankruptcy-remote, special-purpose Wholly Owned Subsidiary formed in connection with a Permitted Receivables Financing.

          "Refinance" means to refinance, extend, renew, replace, refund, repay, prepay, repurchase, redeem, defease or retire once or successive times. In respect of any Debt, "Refinance" also means to issue other Debt, in exchange or replacement for, such Debt. "Refinanced" and "Refinancing" shall have correlative meanings.

          "Sale and Leaseback Transaction" means any arrangement with any Person other than a Tax Consolidated Subsidiary providing for the leasing (as lessee) by the Company or any Subsidiary Guarantor of any Property (except for temporary leases for a term, including any renewal thereof, of not more than three years (provided that any such temporary lease may be for a term of up to five years if (a) the Board of Directors of the Company or the applicable Subsidiary Guarantor reasonably finds such term to be in the best interest of the Company or the applicable Subsidiary Guarantor and (b) the primary purpose of the transaction of which such lease is a part is not to provide funds to or financing for the Company)), which Property has been or is to be sold or transferred by the Company (i) to any Subsidiary of the Company in contemplation of or in connection with such arrangement or (ii) to such other Person. A "Tax Consolidated Subsidiary" means a subsidiary of the Company with which, at the time a Sale and Leaseback Transaction is entered into by the Company, the Company would be entitled to file a consolidated federal income tax return.

          "SEC" means the Securities and Exchange Commission.

          "Secured Debt" means Debt of the Company or any Subsidiary Guarantor secured by any Lien (other than Permitted Liens and Liens with which the Securities are secured in accordance with Section 4.04) on Property (including Capital Stock) of the Company or such Subsidiary Guarantor.

          "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

          "Subsidiary", in respect of any Person, means (i) any Person of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the Subsidiaries of that Person or a combination thereof, and (ii) any partnership, joint venture or other Person in which such Person or one or more of the Subsidiaries of that Person or a combination thereof has the power to control by contract or otherwise the board of directors or equivalent governing body or otherwise controls such entity.

          "Subsidiary Guarantee" means a guarantee on the terms set forth in this Indenture by a Subsidiary Guarantor of the Company's obligations with respect to the Securities.

          "Subsidiary Guarantor" means, unless released from their Subsidiary Guaranties as permitted by this Indenture, Puerto Rico Telephone Company Inc., Celulares Telefonica, Inc. and any Person that becomes a Subsidiary Guarantor pursuant to Section 4.06.

          "Swap Contract" means any agreement relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward transaction, cap collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing, provided that such Swap Contract was entered into for the purpose of managing risks associated with liabilities, commitments or assets of the Company or any Subsidiary of the Company and not for speculation, and provided further that to the extent the obligations under such Swap Contract are directly related to payment obligations on Debt, such Debt is otherwise this Indenture.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. -- 77aaa-77bbbb) as in effect on the date of this Indenture; provided, however, that, in the event the TIA is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendments, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to the applicable provisions hereof and, thereafter, means the successor.

          "Trust Officer" means any officer within the corporate trust department of the Trustee (or any successor group of the trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

          "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

          "Voting Stock" of a corporation means all classes of Capital Stock of such corporation then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Wholly Owned Subsidiary" means, at any time, a Subsidiary all the Voting Stock of which (except directors' qualifying shares) is at such time owned, directly or indirectly, by the Company and its other Wholly Owned Subsidiaries.

          SECTION 1.02. Other Definitions.

                                                              Defined in
                        Term                                   Section
                        ----                                   -------

"Additional Amounts"................................                 4.07

"Bankruptcy Law"....................................                 6.01

"covenant defeasance option"........................                 8.01

"Custodian".........................................                 6.01

"Event of Default"..................................                 6.01

"Exchange Securities"...............................           Appendix A

"Global Security"...................................           Appendix A

"legal defeasance option"...........................                 8.01

"Legal Holiday".....................................                11.08

"Obligations".......................................                10.01

"Obligor"...........................................                 4.07

"Paying Agent"......................................                 2.03

"Registered Exchange Offer..........................           Appendix A

"Registrar".........................................                 2.03

"Shelf Registration statement.......................           Appendix A

"Taxes".............................................                 4.07

"Taxing Authority"..................................                 4.07


          SECTION 1.03. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA, which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities and the Subsidiary Guarantees.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company, each Subsidiary Guarantor and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) "including" means including without limitation;

          (5) words in the singular include the plural and words in the plural include the singular;

          (6) unsecured Debt shall not be deemed to be subordinate or junior to secured Debt merely by virtue of its nature as unsecured Debt;

          (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP; and

          (8) the principal amount of any preferred stock shall be the greater of (i) the maximum liquidation value of such preferred stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such preferred stock.

                                   ARTICLE II

                                 The Securities

          SECTION 2.01. Form and Dating. Provisions relating to the Initial Securities of each series and the Exchange Securities are set forth in Appendix A, which is hereby incorporated in and expressly made part of this Indenture. The Initial Securities of each series and the Trustee's certificate of authentication shall be substantially in the form of Exhibit 1 to Appendix A which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities of each series may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage, provided that any such notation, legend or endorsement is in a form reasonably acceptable to the Company. Each Security shall be dated the date of its authentication. The terms of the Securities of each series set forth in Exhibit 1 to Appendix A and Exhibit A are part of the terms of this Indenture.

          SECTION 2.02. Execution and Authentication. Two Officers shall sign the Securities for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company in the form of an Officers' Certificate for the authentication and delivery of such Securities, and the Trustee in accordance with such written order of the Company shall authenticate and deliver such Securities.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

          SECTION 2.03. Registrar and Paying Agent. The Company shall maintain in the City of New York an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Registrar shall provide the Company a current copy of such register from time to time upon written request of the Company. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any of its Wholly Owned Subsidiaries incorporated in the United States, any state thereof or the Commonwealth of Puerto Rico may act as Paying Agent, Registrar, co-registrar or transfer agent.

          The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

          SECTION 2.04. Paying Agent To Hold Money in Trust. On or prior to 11:00 a.m. eastern standard time on each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Wholly Owned Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

          SECTION 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.06. Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of
Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. Such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses (including reasonable attorneys' fees and expenses and any applicable taxes) in replacing a Security.

          Every replacement Security is an additional obligation of the Company.
          SECTION 2.07. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancelation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          If a Security is replaced pursuant to Section 2.06, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to each of them that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.08. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall, upon written order of the Company in the form of an Officers' Certificate, authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall, upon written order of the Company in the form of an Officers' Certificate, authenticate definitive Securities and deliver them in exchange for temporary Securities.

          SECTION 2.09. Cancelation. The Company at any time may deliver Securities to the Trustee for cancelation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and dispose of in accordance with its customary procedures (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancelation to the Company; provided that if such Securities are destroyed, the Trustee shall deliver a certificate of such destruction to the Company unless the Company directs the Trustee in writing to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancelation. The Trustee shall provide the Company with a list of all Securities that have been cancelled from time to time upon written request of the Company.

          SECTION 2.10. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay the defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          SECTION 2.11. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that neither the Company nor the Trustee shall have any responsibility for any defect in the "CUSIP" number that appears on any Security, check, advice of payment or redemption notice, and any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III

                                   Redemption

          SECTION 3.01. Notices to Trustee. If the Company elects to redeem Securities pursuant to paragraph 6 or 7 of the Securities, it shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and that such redemption is being made pursuant to paragraph 6 or 7, as applicable, of the Securities.

          The Company shall give each notice to the Trustee provided for in this Section at least 60 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein.

          SECTION 3.02. Selection of Securities To Be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

          SECTION 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

          The notice shall identify the Securities (including CUSIP numbers) to be redeemed and shall state:

          (1) the redemption date;

          (2) the redemption price;

          (3) the name and address of the Paying Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

          (6) that, unless the Company defaults in making such redemption payment, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date; and

          (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section at least 45 days before the redemption date.

          SECTION 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date that is on or prior to the date of redemption). Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

          SECTION 3.05. Deposit of Redemption Price. On or prior to 11:00 a.m. eastern standard time on the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Wholly Owned Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date that is on or prior to the date of redemption) on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption that have been delivered by the Company to the Trustee for cancelation.

          SECTION 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE IV

                                    Covenants

          SECTION 4.01. Payment of Securities. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due.

          The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the rate borne by the Securities to the extent lawful.

          SECTION 4.02. SEC Reports. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Commission and provide the Trustee and Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections; provided, however, that the Company shall not be so obligated to file such information, documents and reports with the Commission if the Commission does not permit such filings. The Company shall also comply with the other provisions of TIA - 314(a).

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          SECTION 4.03. Limitation on Debt of Non-Guarantor Subsidiaries. During any period that a Credit Facility has a covenant restricting the Incurrence of Debt by one or more Non-Guarantor Subsidiaries of the Company, the Company shall not permit any such Non-Guarantor Subsidiary to Incur any Debt other than the following:

          (a) Debt of such Non-Guarantor Subsidiary Incurred after the Issue Date; provided, however, that immediately after the Incurrence of such Debt the aggregate amount of Debt Incurred and outstanding pursuant to this
     Section 4.03(a) and not otherwise permitted pursuant to this Indenture does not exceed 10% of Consolidated Net Tangible Assets;

          (b) Debt of any Person existing at the time such Person becomes a Subsidiary of the Company, such Person is merged into or consolidated with the Company or a Subsidiary of the Company, or the Company or a Subsidiary of the Company acquires all or substantially all of the assets of such Person (other than Debt Incurred by such Person as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Person becomes a Subsidiary of the Company, is merged into or consolidated with the Company or pursuant to which all or substantially all of the assets of such Person are acquired by the Company or a Subsidiary of the Company);

          (c) Debt pursuant to Capitalized Lease Obligations; provided, however, that immediately after the Incurrence of such Debt, the aggregate amount of Debt Incurred and outstanding pursuant to this Section 4.03(c) and not otherwise permitted pursuant to this Indenture, together with any Debt Incurred in respect of this Section 4.03(c) pursuant to Section 4.03(f), does not exceed 10% of Consolidated Net Tangible Assets;

          (d) Debt owed to the Company or any Subsidiary of the Company;

          (e) Debt of such Non-Guarantor Subsidiary existing on the Issue Date;

          (f) Debt of any Non-Guarantor Subsidiary constituting any Refinancing of any Debt Incurred pursuant to Sections 4.03(b), 4.03(c) and 4.03(e) (to the extent the aggregate principal amount of such Debt is not increased unless otherwise permitted under this Section 4.03); or

          (g) Debt Incurred by a Receivables Subsidiary in a Permitted Receivables Financing that is non-recourse to the Company or any Subsidiary of the Company (except to a limited extent customary for such transactions).

          For purposes of determining compliance with this Section 4.03, (a) in the event that an item of Debt meets the criteria of more than one of the categories of Debt described in this Section 4.03, the Company, in its sole discretion, will classify such item of Debt and will only be required to include the amount and type of such Debt in one of the categories in this Section 4.03 and (b) an item of Debt may be divided and classified in more than one of the types of Debt described in this Section 4.03.

          SECTION 4.04. Limitation on Liens. The Company shall not, and shall not permit any Subsidiary Guarantor to, directly or indirectly, Incur or suffer to exist, any Lien (other than Permitted Liens) upon any of its Property (including Capital Stock), whether owned at the Issue Date or thereafter acquired, or any interest therein or any income or profits therefrom, unless (a) it has made or will make effective provision whereby the Securities or the applicable Subsidiary Guaranty will be secured by such Lien equally and ratably with (or prior to) all other Debt of the Company or any Subsidiary Guarantor secured by such Lien or (b) immediately after the Incurrence or existence of such Lien, giving effect to the application of any proceeds therefrom, the aggregate principal amount of Secured Debt then outstanding plus the aggregate amount of Capitalized Rent (without duplication) in respect of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions described in clauses (a) to (d), inclusive, of the second paragraph of Section 4.05) would not exceed 10% of Consolidated Net Tangible Assets.

          For purposes of determining compliance with this Section 4.04, (a) in the event that a Lien meets the criteria of more than one of the categories of Liens described in this Section 4.04 or in the definition of "Permitted Liens", the Company, in its sole discretion, will classify such Lien and only be required to include the Lien in one of the categories of Liens in this Section
4.04 or one of the categories of Liens in the definition of "Permitted Liens" and (b) a Lien may be divided and classified in more than one of the categories of such Liens or Permitted Liens.

          SECTION 4.05. Limitation on Sale and Leaseback Transactions. The Company shall not, and shall not permit any Subsidiary Guarantor to, enter into any Sale and Leaseback Transaction unless immediately after the completion of such Sale and Leaseback Transaction (giving effect to the application of the proceeds therefrom), the aggregate amount of Capitalized Rent in respect of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions described in clauses (a) to (d), inclusive, of the second paragraph of this Section 4.05), plus the aggregate principal amount of Secured Debt then outstanding (without duplication), would not exceed 10% of Consolidated Net Tangible Assets.

          The foregoing restrictions shall not apply to, and there shall be excluded in computing the aggregate amount of Capitalized Rent for the purpose of such restrictions, the following Sale and Leaseback Transactions:

          (a) any Sale and Leaseback Transaction entered into to finance the payment of all or any part of the purchase price of Property acquired or constructed by the Company or any Subsidiary Guarantor (including any improvements to existing Property) or entered into prior to, at the time of or within 270 days after the acquisition or construction of such Property, which Sale and Leaseback Transaction is entered into for the purpose of financing all or part of the purchase or construction price thereof; provided, however, that in the case of any such acquisition, such Sale and Leaseback Transaction shall not involve any Property transferred by the Company to a Subsidiary of the Company or by a Subsidiary of the Company to the Company or by a Subsidiary of the Company to another Subsidiary of the Company in contemplation of or in connection with such Sale and Leaseback Transaction or involve any Property of the Company or any Subsidiary Guarantor other than the Property so acquired (other than, in the case of construction or improvement, any theretofore unimproved real Property or portion thereof on which the Property so constructed, or the improvement, is located);

          (b) any Sale and Leaseback Transaction involving Property of any Person existing at the time such Person is merged into or consolidated with the Company or a Subsidiary Guarantor or the Company or a Subsidiary Guarantor acquires all or substantially all of the assets of such entity (other than a Sale and Leaseback Transaction entered into by such Person as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Person is merged into or consolidated with the Company or a Subsidiary Guarantor or pursuant to which all or substantially all assets of such Person are acquired by the Company or a Subsidiary Guarantor);

          (c) any Sale and Leaseback Transaction involving the Refinancing (or successive Refinancings) in whole or in part of a lease pursuant to a Sale and Leaseback Transaction referred to in clause (a) or (b) above; provided, however, that such lease Refinancing shall be limited to all or any part of the same Property leased under the lease so Refinanced (plus improvements to such Property); and

          (d) any Sale and Leaseback Transaction the net proceeds of which are at least equal to the fair value (as determined by the Board of Directors of the Company or the applicable Subsidiary Guarantor) of the Property leased pursuant to such Sale and Leaseback Transaction, so long as within 270 days of the effective date of such Sale and Leaseback Transaction, the Company or the applicable Subsidiary Guarantor applies (or irrevocably commits to an escrow account for the purpose or purposes hereinafter mentioned) an amount equal to the net proceeds of such Sale and Leaseback Transaction to either
     (x) the purchase of other Property having a fair value at least equal to the fair value of the Property leased in such Sale and Leaseback Transaction and having a similar utility and function, or (y) the retirement or repayment (other than any mandatory retirement or repayment at maturity) of (i) the Securities, (ii) other Funded Debt of the Company or a Subsidiary Guarantor which ranks prior to or on a parity with the Securities or (iii) Debt of any Non-Guarantor Subsidiary maturing by its terms more than one year from its date of issuance (notwithstanding that any portion of such Debt is included in current liabilities) or preferred stock of any Non-Guarantor Subsidiary (other than any such Debt owed to or preferred stock owned by the Company or any Subsidiary of the Company); provided, however, that in lieu of applying an amount equivalent to all or any part of such net proceeds to such retirement or repayment (or committing such an amount to an escrow account for such purpose), the Company may deliver to the Trustee Outstanding Securities and thereby reduce the amount to be applied pursuant to (y) of this clause (d) by an amount equivalent to the aggregate principal amount of the Securities so delivered.

          For purposes of determining compliance with this Section 4.05, (i) in the event that a Sale and Leaseback Transaction meets the criteria of more than one of the categories of Sale and Leaseback Transactions described in this
Section 4.05, the Company, in its sole discretion, will classify such Sale and Leaseback Transaction and will only be required to include the Sale and Leaseback Transaction in one of the categories of Sale and Leaseback Transactions in this Section 4.05 and (ii) a Sale and Leaseback Transaction may be divided and classified in more than one of the categories in this Section 4.05.

          SECTION 4.06. Future Subsidiary Guarantors. The Company shall cause each Subsidiary of the Company that becomes a guarantor or other similar obligor (which does not include being a direct borrower) under a Credit Facility on or following the Issue Date to execute and deliver to the Trustee a Subsidiary Guarantee at the time such Person becomes a guarantor or other similar obligor under the Credit Facility such that such Subsidiary becomes a guarantor or other similar obligor of the Securities to the same extent as under the Credit Facility.

          SECTION 4.07. Additional Amounts. (a) All payments made by the Company under or with respect to the Securities or by any Subsidiary Guarantor under or with respect to its Subsidiary Guarantee (the Company and any such Subsidiary Guarantor being referred to for purposes of this Section 4.07 individually as "Obligor" and collectively as "Obligors") shall be made free and clear of and without withholding or deduction for, or on account of any present or future taxes, levies, fees, duties, assessments or governmental charges of whatever nature ("Taxes") imposed, levied, collected or assessed by or on behalf of, or within Puerto Rico, or any taxing authority thereof or therein ("Taxing Authority"), unless the applicable Obligor or any successor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. In that event, the applicable Obligor or any successor, as the case may be, will (x) make any required withholding or deduction in respect of any Taxes, (y) remit the full amount deducted or withheld to the relevant Taxing Authority in accordance with applicable law, and (z) pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each holder and beneficial owner of Securities (including Additional Amounts) after such withholding or deduction or other payment of Taxes will not be less than the amounts that the holder and beneficial owner would have received if such Taxes had not been withheld or deducted or paid; provided that no Additional Amounts shall be so payable with respect to:

     (i) Taxes that would not have been imposed, payable or due but for the existence of any present or former connection between the holder (or between a fiduciary, settlor, beneficiary, member or shareholder, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation) and Puerto Rico other than the mere holding of the Securities;

     (ii) any Taxes that are imposed or withheld after the Issue Date where such withholding or imposition is by reason of the failure of the holder or beneficial owner of the Security to comply with any reasonable request by the applicable Obligor or any successor, as the case may be, to provide information concerning the nationality, residence or identity of such holder or beneficial owner or to make any declaration or similar claim or satisfy any information or reporting requirement (A) if such compliance is required or imposed by a statute, treaty, regulation or administrative practice of Puerto Rico as a precondition to exemption from all or part of such Taxes, (B) such holder or beneficial owner may legally comply with such requirements and (C) at least 30 days prior to the date on which the applicable Obligor or any successor, as the case may be, shall apply this Section 4.07(a)(ii), such Obligor or successor shall have either notified the holders or notified the Trustee and the Trustee shall have notified the holders of such requirements;

    (iii) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge; or

     (iv) any combination of Sections 4.07(a)(i), (ii) and (iii).

          Such Additional Amounts shall also not be payable where, had the beneficial owner of the Security been the holder of the Security, it would not have been entitled to payment of Additional Amounts by reason of any of Sections 4.07(a)(i), (ii), (iii) or (iv).

          (b) The applicable Obligor or any successor, as the case may be, will furnish to the Trustee certified copies of tax receipts evidencing the payment of any Taxes by such Obligor or successor in such form as provided in the normal course by the Taxing Authority imposing such Taxes and as is reasonably available to the Obligor or successor, as the case may be, within 60 calendar days after the date of receipt of such evidence by such Obligor or successor. If notwithstanding the Obligor's or successor's, as the case may be, efforts to obtain such receipts, the same are not obtainable, such Obligor or successor will provide to the Trustee other evidence reasonably satisfactory to the Trustee of such payments by such Obligor or successor. Copies of such receipts will be made available to holders of Securities that are outstanding on the date of such withholding or deduction for or on account of Taxes upon written request to the Trustee.

          (c) At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable (unless such obligation to pay Additional Amounts arises after the 30th day prior to the date on which payment under or with respect to the Securities is due and payable, in which case it shall be promptly thereafter), if the applicable Obligor or successor, as the case may be, will be obligated to pay Additional Amounts with respect to such payment, such Obligor or successor will deliver to the Trustee an Officers' Certificate stating that such Additional Amounts will be payable and specifying the amounts so payable. The Officers' Certificate will also set forth such other information as is necessary to enable the Trustee to pay such Additional Amounts to the Holders of the Securities on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal, interest, purchase price in connection with a purchase of the Securities or any other amount payable on or with respect to any of the Securities, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.07 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

          (d) The applicable Obligor or successor, as the case may be, will pay any present or future stamp, issue, registration, value added, documentary taxes or any other similar taxes and other duties (including interest and penalties) payable in Puerto Rico (or any other jurisdiction in which the Obligor or successor, as the case may be, is organized or engaged in business for tax purposes or, in each case, any political subdivision thereof or therein having the power to tax) in respect of the creation, issue, offering, execution or enforcement of the Securities or any documentation relating thereto.

          (e) In the event that Additional Amounts actually paid with respect to any Securities are based on Taxes in excess of the appropriate Taxes applicable to the holder or beneficial owner of such Securities and, as a result thereof, such holder or beneficial owner is entitled to make a claim for a refund of such excess, or credit such excess against taxes then, to the extent it is able to do so without jeopardizing its entitlement to such refund or credit, such holder or beneficial owner shall, by accepting the Securities, be deemed to have assigned and transferred all right, title and interest to any claim for a refund or credit of such excess to the applicable Obligor or Successor, as the case may be. By making such assignment and transfer, the holder or beneficial owner makes no representation or warranty that the applicable Obligor or Successor, as the case may be, will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto (including executing or delivering any documents and paying any costs or expenses of the applicable Obligor or Successor, as the case may be, relating to obtaining such refund). Nothing contained in this paragraph shall interfere with the he right of each holder or beneficial owner of a Security to claim any refund or credit or to disclose any information relating to its tax affairs or any computations in respect thereof or to do anything that would prejudice its ability to benefit from any other credits, reliefs, remissions or repayments to which it may be entitled.

          SECTION 4.08 Compliance Certificate. The Company and each Subsidiary Guarantor shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the Certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company and the Subsidiary Guarantors also shall comply with TIA - 314(a)(4).

          SECTION 4.09. Further Instruments and Acts. Upon request of the Trustee, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE V

                                Successor Company

          SECTION 5.01. When Company or any Subsidiary Guarantor May Merge or Transfer Assets. Neither the Company nor any Subsidiary Guarantor shall consolidate or amalgamate with or merge into any other Person or convey, transfer, lease or otherwise dispose of its Property substantially as an entirety to any Person or permit any Person to consolidate with or merge into or convey, transfer or lease or amalgamate its Property substantially as an entirety to the Company or the applicable Subsidiary Guarantor, unless:

          (a) either the Company or such Subsidiary Guarantor, as applicable, shall be the surviving Person or the Person formed by such consolidation or into which the Company or any Subsidiary Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the Property of the Company or any Subsidiary Guarantor substantially as an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof, the District of Columbia or the Commonwealth of Puerto Rico;

          (b) the surviving person (if other than the Company or the applicable Subsidiary Guarantor) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company or such Subsidiary Guarantor to be performed or observed;

          (c) immediately before and after giving effect to such transaction on a pro forma basis, no Default shall have occurred and be continuing; and

          (d) the Company or the applicable Subsidiary Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 5.02. Successor Substituted. Upon any consolidation or amalgamation by the Company or any Subsidiary Guarantor with, or merger of the Company or any Subsidiary Guarantor into, any other Person or any conveyance, transfer, lease or other disposition of the Property of the Company or any Subsidiary Guarantor substantially as an entirety in accordance with Section 5.01, the successor Person formed by such consolidation or amalgamation or into which the Company or any Subsidiary Guarantor is merged or to which such conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the applicable Subsidiary Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the applicable Subsidiary Guarantor herein, and thereafter, except in the case of a conveyance, transfer, lease or disposition, the predecessor Person shall be released from its obligations and covenants under this Indenture and the Securities.


                                   ARTICLE VI

                              Defaults and Remedies

          SECTION 6.01. Events of Default. The occurrence of the following events with respect to the Securities of any series shall be "Events of Default" with respect to the Securities of such series:

          (1) failure for 30 business days to pay interest on the Securities of such series when due;

          (2) failure to pay principal or premium, if any, on the Securities of such series when due, whether at maturity, upon redemption, by declaration or otherwise;

          (3) failure to observe or perform any other covenant in this Indenture for 90 days after written notice has been given to the Company as specified below;

          (4) acceleration of, or failure by the Company or any Subsidiary of the Company to pay at maturity after giving effect to any applicable grace period, any Debt for money borrowed of the Company or such Subsidiary having an aggregate principal amount at the time in excess of the greater of (A) $25 million and (B) the lesser of 1% of Consolidated Net Tangible Assets at such time and $50 million, if such acceleration is not annulled, or such Debt is not discharged by the end of a period of 20 days after written notice has been given to the Company as specified below;

          (5) any Subsidiary Guarantee ceases to be in full force and effect (other than in accordance with the terms of this Indenture or such Subsidiary Guarantee) or any Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guarantee;

          (6) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (D) makes a general assignment for the benefit of its creditors;

     or takes any comparable action under any foreign laws relating to insolvency; or

          (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any Significant Subsidiary in an involuntary case;

               (B) appoints a Custodian of the Company or any Significant Subsidiary or for any substantial part of its property; or

               (C) orders the winding up or liquidation of the Company or any Significant Subsidiary; or

               (D) grants any similar relief under any foreign laws;

     and in each such case the order or decree remains unstayed and in effect for 90 days.

          The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law (including any similar law of the Commonwealth of Puerto Rico) for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          A Default under clause (3) or (4) is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series notify the Company (and in the case of such notice by Holders, the Company and the Trustee) of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

          The Company shall deliver to the Trustee, within 60 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default and any event that with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 6.02. Acceleration. If an Event of Default with respect to the Securities of any series (other than an Event of Default specified in Section 6.01(6) or (7) with respect to the Company) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series by written notice to the Company and the Trustee which notice shall set forth the Event of Default, may declare the principal of and accrued and unpaid interest on all the Securities of such series to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(6) or (7) with respect to the Company occurs, the principal of and accrued and unpaid interest on all the Securities shall, automatically and without any action by the Trustee or any Holder, become and be immediately due and payable. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series by written notice to the Trustee and the Company may rescind any declaration of acceleration in respect of such series if the rescission would not conflict with any judgment or decree and if all existing Events of Default in respect of such series have been cured or waived and a sum sufficient to pay all matured installments of interest and principal (other than principal or interest that has become due solely because of the acceleration) and any premium has been deposited with the Trustee. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 6.03. Other Remedies. If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities of such series or to enforce the performance of any provision of such Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.04. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Outstanding Securities of a series by notice to the Trustee may waive an existing Default in respect of such series and its consequences except (i) a Default in the payment of the principal of or interest on a Security of such series or (ii) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, such Default shall be deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 6.05. Control by Majority. The Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to
Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders of such series or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to reasonable indemnification against all losses and expenses caused by taking or not taking such action.

          SECTION 6.06. Limitation on Suits. A Holder of Securities of a series may not pursue any remedy with respect to this Indenture or the Securities of such series unless:

          (1) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default in respect of such series;

          (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series shall have made a written request, and such Holder of or Holders shall have offered indemnity reasonably satisfactory to the Trustee, to the Trustee to pursue such proceeding as trustee; and

          (3) the Trustee has failed to institute such proceeding and has not received from the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series a direction inconsistent with such request, within 60 days after such notice, request and offer.

          The foregoing limitations on the pursuit of remedies by a Securityholder shall not apply to a suit instituted by a Holder of Securities for the enforcement of payment of the principal of or interest on such Security on or after the applicable due date specified in such Security. A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.08. Collection Suit by Trustee. If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

          SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

          SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article VI, it shall pay out the money or property in the following order:

          FIRST: to the Trustee for amounts due under Section 7.07;

          SECOND: to Securityholders for amounts due and unpaid on the Securities of the applicable series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal and interest, respectively; and

          THIRD: to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of Securities of a series of more than 10% in aggregate principal amount of the Securities of such series.

          SECTION 6.12. Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VII

                                     Trustee

          SECTION 7.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b) Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. In the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this
     Section 7.01;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

          (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or as the Trustee may agree in writing with the Company.

          (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01 and to the provisions of the TIA and the provisions of this Article VII shall apply to the Trustee in its role as Registrar, Paying Agent and Security Custodian.

          (i) The Trustee shall not be deemed to have notice of a Default or an Event of Default unless (a) the Trustee has received written notice thereof from the Company or any Holder or (b) a Trust Officer shall have actual knowledge thereof.

          SECTION 7.02. Rights of Trustee. (a) In the absence of bad faith on its part, the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document. The Trustee may, however, in its discretion make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney subject to its execution of a confidentiality agreement acceptable to both the Trustee and the Company.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers;

provided, however, that the Trustee's conduct does not constitute wilful misconduct or negligence.

          (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

          (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (h) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

          SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity, priority or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company or any Subsidiary Guarantor in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

          SECTION 7.05. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 90 days after it is so known to a Trust Officer or written notice of it is received by the Trustee. Except in the case of a Default or Event of Default in payment of principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 7.06. Reports by Trustee to Holders. As promptly as practicable after each May 15 beginning with May 15, 2000, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of May 15 each year that complies with TIA - 313(a), if and to the extent required by such subsection. The Trustee shall also comply with TIA - 313(b).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 7.07. Compensation and Indemnity. The Company shall pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company and each Subsidiary Guarantor, jointly and severally, shall indemnify the Trustee against any and all loss, damage, claim liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the acceptance and administration of this Indenture and the performance of its duties hereunder. The Trustee shall notify the Company in writing promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company or any Subsidiary Guarantor of its obligations hereunder, except to the extent the Company is prejudiced thereby. The Company shall defend the claim and the Trustee may have separate counsel and the Company and the Subsidiary Guarantors, as applicable, shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct, negligence or bad faith. The Company need not pay for any settlement made by the Trustee without the Company's consent, such consent not to be unreasonably withheld. All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its officers, directors, employees, agents, successors and assigns.

          To secure the Company's payment obligations in this Section 7.06, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

          The Company's payment obligations pursuant to this Section shall survive the resignation or removal of the Trustee and the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(6) or (7) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 7.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company in writing. The Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with respect to such series. The Company shall remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns, is removed by the Company or by the Holders of a majority in aggregate principal amount of the Outstanding Securities of a series and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in aggregate principal amount of the Outstanding Securities of any series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder who has been a bona fide Holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding the replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

          SECTION 7.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee unless such Trustee is unable to act in its capacity as Trustee due to a conflict of interest or otherwise, and in such case the provisions of Section 7.08 shall apply.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any such successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA - 310(a). The Trustee shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000 as set forth in its (or its related bank holding company's) most recent published annual report of condition. The Trustee shall comply with TIA - 310(b), subject to the penultimate paragraph thereof; provided, however, that there shall be excluded from the operation of TIA - 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA - 310(b)(1) are met.

          SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA - 311(a), excluding any creditor relationship listed in TIA - 311(b). A Trustee who has resigned or been removed shall be subject to TIA - 311(a) to the extent indicated.

          SECTION 7.12. Appointment by Trustee of Authenticating Agents. Any authenticating agent appointed by the Trustee pursuant to Section 2.02 shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as an authenticating agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such authenticating agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this 7.12, the combined capital and surplus of such authenticating agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section 7.12 such authenticating agent shall resign immediately in the manner and with the effect specified in this
Section 7.12.

          Any corporation into which an authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such authenticating agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an authenticating agent, shall continue to be an authenticating agent, provided such corporation shall be otherwise eligible under this Section 7.12, without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

          An authenticating agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an authenticating agent by giving written notice thereof to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such authenticating agent shall cease to be eligible in accordance with the provisions of this Section 7.12, the Trustee, with the approval of the Company, may appoint a successor authenticating agent, and shall give notice of such appointment to all Holders of Securities of the series with respect to which such authenticating agent will serve, as their names and addresses appear in the register. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 7.12.

          If an appointment with respect to the Securities is made pursuant to this Section 7.12, the Securities may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.

                                            The Bank of New York, as Trustee,

                                            By:
                                                --------------------------------
                                                As Authenticating Agent



                                            By:
                                                --------------------------------
                                                Authorized Officer


                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance

          SECTION 8.01. Discharge of Liability on Securities; Defeasance. (a) When (i) the Company delivers to the Trustee all Outstanding Securities of a series (other than Securities of such series replaced pursuant to Section 2.06) for cancelation or (ii) all Outstanding Securities of a series have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article III and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all Outstanding Securities of such series, including interest thereon to maturity or such redemption date (other than Securities of such series replaced pursuant to Section 2.06), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.01(c), cease to be of further effect with respect to the Securities of such series. The Trustee shall acknowledge satisfaction and discharge of this Indenture with respect to the Securities of such series on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

          (b) Subject to Sections 8.01(c) and 8.02, the Company at any time may terminate (i) all of its obligations under the Securities of a series and this Indenture with respect to such Securities ("legal defeasance option") or (ii) its obligations with respect to the Securities of a series under Sections 4.02, 4.03, 4.04, 4.05 and 4.06 and the operation of Sections 6.01(3) (with respect only to defaults under Article IV) 6.01(4), 6.01(5), 6.01(6) and 6.01(7) (but, in the case of Sections 6.01(6) and (7), with respect only to

Significant Subsidiaries) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercises its legal defeasance option with respect to the Securities of a series, payment of the Securities of such series may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities of such series may not be accelerated because of an Event of Default specified in Sections 6.01(3) (with respect to the covenants of Article IV identified in the immediately preceding paragraph), 6.01(4), 6.01(5), 6.01(6) and 6.01(7)(with respect only to
Significant Subsidiaries in the case of Sections 6.01(6) and 6.01(7)). If the Company exercises its legal defeasance option or its covenant defeasance option with respect to the Securities of a series, each Subsidiary Guarantor, if any, shall be released from all its obligations under its Subsidiary Guarantee with respect to the Securities of such series.

          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

          (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.04, 2.05, 2.06, , 4.07, 7.07, 7.08, 8.05 and 8.06
shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07 and 8.05 shall survive.

          SECTION 8.02. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option with respect to the Securities of a series only if:

          (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Securities of such series to maturity or redemption, as the case may be;

          (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities of such series to maturity or redemption, as the case may be;

          (3) 123 days pass after the deposit is made and during the 123-day period no Default specified in Section 6.01(6) or (7) with respect to the Company occurs that is continuing at the end of the period;

          (4) the deposit does not constitute a default under any other agreement binding on the Company;

          (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

          (6) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities of such series as contemplated by this Article VIII have been complied with.

          Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of the Securities of such series at a future date in accordance with Article III.

          SECTION 8.03. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this
Article VIII. It shall apply the deposited money and the money from U.S. Government

Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities of a series in respect of which the Company has exercised its legal defeasance option or its covenant defeasance option.

          SECTION 8.04. Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon written request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest on Securities of a series in respect of which the Company has exercised its legal defeasance option or its covenant defeasance option that remains unclaimed for two years, and, thereafter, Holders of such Securities entitled to the money must look to the Company for payment as general creditors.

          SECTION 8.05. Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

          SECTION 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this
Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture in respect of the Securities of a series sought to be defeased and such Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that, if the Company has made any payment of interest on or principal of any series of Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE IX

                                   Amendments

          SECTION 9.01. Without Consent of Holders. The Company, the Subsidiary Guarantors and the Trustee may amend this Indenture with respect to the Securities of a series or the Securities of a series without notice to or consent of any Holder of Securities of such series:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Article V;

          (3) to provide for uncertificated Securities of a series in addition to or in place of certificated Securities of such series; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

          (4) to add Guarantees with respect to the Securities of such series or to secure the Securities of such series;

          (5) to add to the covenants of the Company for the benefit of the Holders of Securities of such series or to surrender any right or power herein conferred upon the Company;

          (6) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA; or

          (7) to make any change that does not adversely affect the rights of any Holder of Securities of such series.

          After an amendment under this Section becomes effective, the Company shall mail to the Securityholders of the series affected by such amendment a notice briefly describing such amendment. The failure to give such notice to all such Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.02. With Consent of Holders. The Company, the Subsidiary Guarantors and the Trustee may amend this Indenture with respect to the Securities of a series or the Securities of a series without notice to any Holder of Securities of such series but with the written consent of the Holders of at least a majority in aggregate principal amount of Outstanding Securities of such series (including consents obtained in connection with a tender offer or exchange offer for Securities of such series). However, without the consent of each Securityholder of the series affected thereby, an amendment may not:

          (1) reduce the percentage of Securities of such series whose Holders must consent to an amendment;

          (2) reduce the rate of or extend the time for payment of interest on any Security of such series;

          (3) reduce the principal of or extend the fixed maturity of any Security of such series;

          (4) impair the right of any Holder of the Securities of such series to receive payment of principal of and interest Holder's Securities of such on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities of such series or any Subsidiary Guaranty of such series;

          (5) reduce the amount payable upon the redemption or repurchase of any Security of such series under Article III;

          (6) make any Security of such series payable in money other than that stated in such Security;

          (7) make any change in any Subsidiary Guarantee that would adversely affect the Holders of the Securities of such series; or

          (8) make any change in Section 6.04 or 6.07 or the second sentence of this Section.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section 9.02 becomes effective, the Company shall mail to Holders of Securities of the series affected by such amendment a notice briefly describing such amendment. The failure to give such notice to all Securityholders of such series, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.03. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.04. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver in respect of the Securities of a series becomes effective, it shall bind every Securityholder of such series. An amendment or waiver becomes effective upon the execution of such amendment or waiver by the Trustee.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders of a series entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders of a series at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 9.05. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver such Security to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return such Security to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 9.06. Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section

7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

          SECTION 9.07. Payment for Consent. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities of a series unless such consideration is offered to be paid to all Holders of such series that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.


                                    ARTICLE X

                              Subsidiary Guarantees

          SECTION 10.01. Subsidiary Guarantees. Each Subsidiary Guarantor hereby unconditionally guarantees, jointly and severally, on a senior unsecured basis, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and
(b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Obligations"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor, and that such Subsidiary Guarantor will remain bound under this Article X notwithstanding any extension or renewal of any Obligation.

          Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement;
(d) the release of any security held by any Holder or the Trustee for the Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Obligations; or
(f) any change in the
ownership of such Subsidiary Guarantor except as expressly set forth in Sections
5.01 and 5.02.

          Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Obligations.

          Except as expressly set forth in Sections 4.06, 5.01, 5.02, 8.01(b) and 10.07, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

          Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Obligation, each Subsidiary Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Obligations then due, (ii) accrued and unpaid interest on such Obligations then due (but only to the extent not prohibited by law) and (iii) all other monetary Obligations then due of the Company to the Holders and the Trustee.

          Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Obligations guaranteed hereby until payment in full in cash of all Obligations. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of such Subsidiary Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Obligations as provided in Article VI, such Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

          Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section 10.01.

          SECTION 10.02. Contribution. Each of the Company and any Subsidiary Guarantor (a "Contributing Party") agrees that, in the event a payment shall be made by any other Subsidiary Guarantor under any Subsidiary Guaranty (the "Claiming Guarantor"), the Contributing Party shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction, the numerator of which shall be the net worth of the Contributing Party on the date hereof and the denominator of which shall be the aggregate net worth of the Company and all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to
Section 10.06, the date of the supplemental indenture executed and delivered by such Subsidiary Guarantor).

          SECTION 10.03. Successors and Assigns. This Article X shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

          SECTION 10.04. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article X shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article X at law, in equity, by statute or otherwise.

          SECTION 10.05. Modification. No modification, amendment or waiver of any provision of this Article X, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

          SECTION 10.06. Execution of Supplemental Indenture for Future Subsidiary Guarantors. Each Subsidiary which is required to become a Subsidiary Guarantor pursuant to Section 4.06 shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit B hereto pursuant to which such Subsidiary shall become a Subsidiary Guarantor under this Article X and shall guarantee the Obligations. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and that, subject to customary qualifications, including the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Subsidiary Guaranty of such Subsidiary Guarantor is a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms.

          SECTION 10.07. Release of Subsidiary Guarantees. Without any further notice or action being required by any Person, any Subsidiary Guarantor shall be fully and unconditionally released and discharged from all its obligations under its Subsidiary Guarantee and this Indenture upon the release or termination of all guarantees and other similar obligations provided by such Subsidiary Guarantor under all Credit Facilities. Upon such release and discharge, the Company, any remaining Subsidiary Guarantors and the Trustee shall execute a supplemental indenture evidencing such release; provided that such release and discharge shall not be affected in any manner by a failure of any party thereto to execute such supplemental indenture.


                                   ARTICLE XI

                                  Miscellaneous

          SECTION 11.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision that is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 11.02. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail or sent by facsimile (with a hard copy delivered in person or by mail promptly thereafter) and addressed as follows:

                                if to the Company or any Subsidiary
                                Guarantor:

                                Telecomunicaciones de Puerto Rico, Inc.
                                1500 Roosevelt Avenue
                                Guaynabo, Puerto Rico 00968

                                Attention of: General Counsel


                                if to the Trustee:

                                The Bank of New York
                                101 Barclay Street, Floor 21 West
                                New York, New York 10286

                                Attention of:
                                Corporate Trust Trustee Administration

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it shall be deemed duly given, whether or not the addressee receives it.

          SECTION 11.03. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA - 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA - 312(c) and may not be held accountable by reason of disclosure of information as to the names and addresses of the Securityholders pursuant to TIA Section 3.12(b).

          SECTION 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish upon the request of and to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 11.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

          Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company, a Subsidiary Guarantor or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact.

          SECTION 11.06. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities of a series have concurred in any direction, waiver or consent, Securities owned by the Company, any Subsidiary Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Subsidiary Guarantor shall be disregarded and deemed not to be Outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Trust Officer of the Trustee actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities Outstanding at the time shall be considered in any such determination.

          SECTION 11.07. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent or co-registrar may make reasonable rules for their functions.

          SECTION 11.08. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          SECTION 11.09. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 11.10. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company or the applicable Subsidiary Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 11.11. Successors. All agreements of the Company and each Subsidiary Guarantor in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 11.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 11.13. Separability. Each provision of this Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.14. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.



          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


                                        TELECOMUNICACIONES DE PUERTO
                                        RICO, INC.,



                                          by:
                                              ---------------------------
                                              Name:
                                              Title:


                                        PUERTO RICO TELEPHONE
                                        COMPANY, INC.,


                                          by:
                                              ---------------------------
                                              Name:
                                              Title:


                                        CELULARES TELEFONICA, INC.,



                                          by:
                                              ---------------------------
                                              Name:
                                              Title:

                                        THE BANK OF NEW YORK, as Trustee



                                          by:
                                              ---------------------------
                                              Name:
                                              Title:

                                                                      APPENDIX A

FOR OFFERINGS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO RULE 144A, TO CERTAIN PERSONS IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S AND, SUBJECT TO THE APPLICABLE PURCHASE AGREEMENT, TO INSTITUTIONAL ACCREDITED INVESTORS.

                    PROVISIONS RELATING TO INITIAL SECURITIES
                             AND EXCHANGE SECURITIES

          1. Definitions

          1.1 Definitions

          For the purposes of this Appendix A the following terms shall have the meanings indicated below:

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Temporary Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depository, Euroclear and Cedel for such a Temporary Regulations S Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Cedel" means Cedel Bank, S.A., or any successor securities clearing agency.

          "Definitive Security" means a certificated Initial Security or Exchange Security or Private Exchange Security bearing, if required, the restricted securities legend set forth in Section 2.3(d).

          "Depository" means The Depository Trust Company, its nominees and their respective successors.

          "Distribution Compliance Period", with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of
(i) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Issue Date with respect to such Securities.

          "Exchange Securities" means the Exchange Securities due 2002, the Exchange Securities due 2006 and the Exchange Securities due 2009.

          "Exchange Securities due 2002" means the 6.15% Senior Notes due 2002 to be issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the Registration Agreement.

          "Exchange Securities due 2006" means the 6.65% Senior Notes due 2006 to be issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the Registration Agreement.

          "Exchange Securities due 2009" means the 6.80% Senior Notes due 2009 to be issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to the Registration Agreement.

          "Euroclear" means the Euroclear Clearance System or any successor securities clearing agency.

          "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Initial Purchasers" means Salomon Smith Barney Inc., Chase Securities Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Popular Securities, Inc.

          "Initial Securities" means the Initial Securities due 2002, the Initial Securities due 2006 and the Initial Securities due 2009.

          "Initial Securities due 2002" means the 6.15% Senior Notes due 2002 to be originally issued, excluding Exchange Securities due 2002 and Private Exchange Securities due 2002, as provided for in this Indenture.

          "Initial Securities due 2006" means the 6.65% Senior Notes due 2006 to be originally issued, excluding Exchange Securities due 2006 and Private Exchange Securities due 2006, as provided for in this Indenture.

          "Initial Securities due 2009" means the 6.80% Senior Notes due 2009 to be originally issued, excluding Exchange Securities due 2009 and Private Exchange Securities due 2009, as provided for in this Indenture.

          "Private Exchange" means the offer by the Company, pursuant to Section 2 of the Registration Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Securities held by such purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

          "Private Exchange Securities" means the Private Exchange Securities due 2002, the Private Exchange Securities due 2006 and the Private Exchange Securities due 2009.

          "Private Exchange Securities due 2002" means the 6.15% Senior Notes due 2002 to be issued pursuant to this Indenture in connection with a Private Exchange pursuant to the Registration Agreement.

          "Private Exchange Securities due 2006" means the 6.65% Senior Notes due 2006 to be issued pursuant to this Indenture in connection with a Private Exchange pursuant to the Registration Agreement.

          "Private Exchange Securities due 2009" means the 6.80% Senior Notes due 2009 to be issued pursuant to this Indenture in connection with a Private Exchange pursuant to the Registration Agreement.

          "Purchase Agreement" means the Purchase Agreement dated May 13, 1999, among the Company, the Subsidiary Guarantors and the Initial Purchasers relating to the Initial Securities.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of the applicable series of Exchange Securities registered under the Securities Act.

          "Registration Agreement" means the Registration Rights Agreement dated May 13, 1999 , among the Company, the Subsidiary Guarantors and the Initial Purchasers.

          "Securities" means the Securities due 2002, the Securities due 2006 and the Securities due 2009.

          "Securities due 2002" means the Initial Securities due 2002, the Exchange Securities due 2002 and the Private Exchange Securities due 2002, treated as a single class.

          "Securities due 2006" means the Initial Securities due 2006, the Exchange Securities due 2006 and the Private Exchange Securities due 2006, treated as a single class.

          "Securities due 2009" means the Initial Securities due 2009, the Exchange Securities due 2009 and the Private Exchange Securities due 2009, treated as a single class.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository) or any successor person thereto, who shall initially be the Trustee.

          "Shelf Registration Statement" means a registration statement issued by the Company in connection with the offer and sale of Initial Securities or Private Exchange Securities pursuant to the Registration Agreement.


     1.2 Other Definitions

                                                                Defined in
                Term                                              Section:
                ----                                              --------

"Agent Members".....................................................2.1(b)
"Global Security"...................................................2.1(a)
"IAI Global Security" ..............................................2.1(a)
"Regulation S" ......................................................2.1
"Rule 144A"..........................................................2.1
"Rule 144A Global Security" ........................................2.1(a)
"Permanent Regulation S Global Security" ...........................2.1(a)
"Temporary Regulation S Global Security" ...........................2.1(a)


     2. The Securities

     2.1 Form and Dating

          The Initial Securities will be offered and sold by the Company pursuant to the Purchase Agreement. The Initial Securities will be resold initially only to QIBs in reliance on Rule 144A under the Securities Act ("Rule 144A") and in reliance on Regulation S under the Securities Act ("Regulation S"). Initial Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and IAIs under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, subject to the restrictions on transfer set forth herein.

          (a) Global Securities. Initial Securities initially resold pursuant to Rule 144A shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Security"), Initial Securities initially resold pursuant to Regulation S shall be issued initially in the form of one or more temporary global securities (collectively, the "Temporary Regulation S Global Security") and, subject to
Section 2.4 hereof, Initial Securities transferred subsequent to the initial resale thereof to IAIs shall be issued initially in the form of one or more permanent global securities in definitive, fully registered form (collectively, the "IAI Global Security"), in each case without interest coupons and with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto, which shall be deposited on behalf of the purchasers of the Initial Securities represented thereby with the Securities Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. Beneficial ownership interests in the Temporary Regulation S Global Security will not be exchangeable for interests in the Rule 144A Global Security, a permanent global security (the "Permanent Regulation S Global Security"), or any other Security without a legend containing restrictions on transfer of such Security prior to the expiration of the Distribution Compliance Period and then only upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Global Security are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act. The Rule 144A Global Security, Temporary Regulation S Global Security, IAI Global Security and Permanent Regulation S Global Security are collectively referred to herein as "Global Securities." The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

          (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository, (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as Securities Custodian and (c) shall bear legends as otherwise required by this Appendix A.

          Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as Securities Custodian or under such Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c) Definitive Securities. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of Definitive Securities.

     2.2 Authentication. The Trustee shall authenticate and deliver: (1) Initial Securities for original issue representing $300,000,000 in aggregate principal amount of the Initial Securities due 2002, $400,000,000 in aggregate principal amount of the Initial Securities due 2006 and $300,000,000 in aggregate principal amount of the Initial Securities due 2009 and (2) the Exchange Securities or Private Exchange Securities of each series for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to the Registration Agreement, for a like principal amount of Initial Securities or Private Exchange Securities of such series, as applicable, in each case upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date (if other than the Issue Date) on which the original issue of Securities is to be authenticated and in the case of Securities other than the Initial Securities, whether the Securities are to be Exchange Securities or Private Exchange Securities. The aggregate principal amount of Securities outstanding at any time may not exceed $300,000,000 for the Initial Securities due 2002, $400,000,000 for the Initial Securities due 2006 and $300,000,000 for the Initial Securities due 2009, except as provided in Section 2.07 of this Indenture.

     2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar or a co-registrar with a request:

          (x) to register the transfer of such Definitive Securities; or

          (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (ii) if such Definitive Securities bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A),
     (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

               (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

               (B) if such Definitive Securities are being transferred to the Company, a certification to that effect; or

               (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act, (i) a certification to that effect and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i).

          (b) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security and such account shall be credited in accordance with such instructions with a beneficial interest in the Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. In the case of a transfer of a beneficial interest in a Global Security to an IAI, the transferee must furnish a signed letter to the Trustee containing certain representations and agreements in the form of Exhibit C hereto.

          (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

          (iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

          (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.4 prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (c) Restrictions on Transfer of Temporary Regulation S Global Securities. During the Distribution Compliance Period, beneficial ownership interests in Temporary Regulation S Global Securities may only be sold, pledged or transferred through Euroclear or

Cedel in accordance with the Applicable Procedures and only (i) to the Company,
(ii) so long as such Security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) in an offshore transaction in accordance with Regulation S or (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. During the Distribution Compliance Period, interests in the Temporary Regulation S Global Security may not be transferred to institutions that are IAIs (other than IAIs that are also QIBs).

          (d) Legend.

          (i) Except as permitted by the following paragraphs (ii), (iii) and
     (iv), each certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

     "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (4) IN MINIMUM AGGREGATE PRINCIPAL AMOUNTS OF $100,000 TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1),
     (2),

     (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE) THAT IS ACQUIRING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND TRUSTEE (PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS NOTE PURSUANT TO THIS CLAUSE (4) PRIOR TO THE EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" (WITHIN THE MEANING OF RULE 903(b)(3) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS NOTE AGREES THAT IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS NOTE COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) PURCHASING FROM A PERSON NOT PARTICIPATING IN THE INITIAL DISTRIBUTION OF THIS SECURITY (OR ANY PREDECESSOR SECURITY), THAT IT IS AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2)(i) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

Each Definitive Security will also bear the following additional legend:

          "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

          (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act:

               (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

               (B) in the case of any Transfer Restricted Security that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, in either case, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

          (iii) After a transfer of any Initial Securities or Private Exchange Securities, as the case may be, during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, all requirements pertaining to restricted legends on such Initial Security or such Private Exchange Security will cease to apply, and an Initial Security or Private Exchange Security, as the case may be, in global form without restricted legends will be available to the transferee of the beneficial interests of such Initial Securities or Private Exchange Securities. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without restricted legends.

          (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which certain Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, Exchange Securities in global form without the restricted legends will be available to Holders or beneficial owners that exchange such Initial Securities (or beneficial interests therein) in such Registered Exchange Offer. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without restricted legends.

          (e) Cancelation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned by the Depository to the Trustee for cancelation or retained and canceled by the Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

          (f) Obligations with Respect to Transfers and Exchanges of Securities.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

          (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.06 and 9.05 of this Indenture).

          (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Security for a period beginning 15 days before the mailing of a notice of redemption or an offer to repurchase Securities or 15 days before an interest payment date.

          (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (g) No Obligation of the Trustee.

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     2.4 Definitive Securities

          (a) A Global Security deposited with the Depository or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depository notifies the Company that it is unwilling or unable to continue as a Depository for such Global Security or if at any time the Depository ceases to be a "clearing agency" registered under the Exchange Act, and a successor Depository is not appointed by the Company within 90 days of such notice, or (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Definitive Securities issued in exchange for any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depository shall direct. Any Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(d), bear the restricted securities legend set forth in
Exhibit 1 hereto.

          (c) The registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Securities.

          (d)  In the event of the occurrence of any of the events specified in
Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in definitive, fully registered form without interest coupons.

                                                                       EXHIBIT 1
                                                                   to APPENDIX A


                       [FORM OF FACE OF INITIAL SECURITY]

                           [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.


                         [Restricted Securities Legend]

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF

TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS
NOTE), (4) IN MINIMUM AGGREGATE PRINCIPAL AMOUNTS OF $100,000 TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND TRUSTEE (PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS NOTE PURSUANT TO THIS CLAUSE
(4) PRIOR TO THE EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" (WITHIN THE MEANING OF RULE 903(b)(3) OF REGULATION S UNDER THE SECURITIES
ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS NOTE AGREES THAT IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS NOTE COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR
(2) PURCHASING FROM A PERSON NOT PARTICIPATING IN THE INITIAL DISTRIBUTION OF THIS SECURITY (OR ANY PREDECESSOR SECURITY), THAT IT IS AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(k)(2)(i) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

                 [Temporary Regulation S Global Security Legend]

          BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR INTERESTS

IN THE RULE 144A GLOBAL NOTE OR THE PERMANENT REGULATION S GLOBAL NOTE OR ANY OTHER NOTE REPRESENTING AN INTEREST IN THE NOTES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" (WITHIN THE MEANING OF RULE 903(b)(3) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED THROUGH THE EUROCLEAR SYSTEM OR CEDEL S.A. AND ONLY (A) TO THE ISSUER, THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OTHER THAN IN CANADA OR TO OR FOR THE BENEFIT OF A RESIDENT OF CANADA PURSUANT TO A PROSPECTUS QUALIFYING THE NOTES FOR SALE UNDER THE SECURITIES LAW IN ANY PROVINCE OR TERRITORY OF CANADA IN WHICH THE PURCHASER RESIDES OR AN EXEMPTION FROM THE PROSPECTUS REQUIREMENTS OF SUCH LAWS,
(D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY NOT BE TRANSFERRED TO INSTITUTIONS THAT ARE "ACCREDITED INVESTORS" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT BUT NOT QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT. HOLDERS OF INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE WILL NOTIFY ANY PURCHASER OF SUCH RESALE RESTRICTIONS, IF THEN APPLICABLE.


                         [Definitive Securities Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                       [FORM OF FACE OF INITIAL SECURITY]


No.                                                     [up to ]*****$__________



                          6.15% Senior Note due 2002*
                          6.65% Senior Note due 2006**
                          6.80% Senior Note due 2009***


                                                                CUSIP No. ______

          Telecomunicaciones de Puerto Rico, Inc., a Puerto Rico corporation, promises to pay to [Cede & Co.]*****, or registered assigns, the principal sum
          [of       Dollars]**** [as set forth on the Schedule of Increases or
Decreases annexed hereto]***** on May 15, [2002]* [2006]** [2009]***.

          Interest Payment Dates: May 15 and November 15.

          Record Dates: May 1 and November 1.



----------------
   * Insert for 6.15% Senior Note due 2002

   ** Insert for 6.65% Senior Note due 2006

   *** Insert for 6.80% Senior Note due 2009

   **** Insert for Definitive Securities

   ***** Insert for Global Securities

          Additional provisions of this Security are set forth on the other side of this Security.


          IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.


                                               TELECOMUNICACIONES DE PUERTO
                                               RICO, INC.

                                                 by:
                                                     --------------------------
                                                     Name:
                                                     Title:



                                                 by:
                                                     --------------------------
                                                     Name:
                                                     Title:


[CORPORATE SEAL]


TRUSTEE'S CERTIFICATE OF
       AUTHENTICATION

Dated:

THE BANK OF NEW YORK,

       as Trustee, certifies
       that this is one of
       the Securities referred
       to in the Indenture.


by:
   -----------------------------
       Authorized Signatory

-------------------------

                   [FORM OF REVERSE SIDE OF INITIAL SECURITY]

                          6.15% Senior Note due 2002*
                          6.65% Senior Note due 2006**
                          6.80% Senior Note due 2009***


1.   Interest

          (a) Telecomunicaciones de Puerto Rico, Inc., a Puerto Rico corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year, commencing November 15, 1999. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 20, 1999. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities represented hereby plus 1% per annum, and it shall pay interest on overdue installments of interest at the rate borne by the Securities represented hereby to the extent lawful.

          (b) Special Interest. The holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated May 13, 1999 (the "Registration Agreement"), among the Company, Puerto Rico Telephone Company, Inc. and Celulares Telefonica, Inc., and the Initial Purchasers named therein. Capitalized terms used in this paragraph (b) but not defined herein have the meanings assigned to them in the Registration Agreement. In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission on or prior to the 90th day following the date of the original issuance of the Securities, (ii) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective on or prior to the 150th day following the date of the original issuance of the Securities, (iii) the Registered Exchange Offer has not been consummated or the Shelf Registration Statement has not been declared effective on or prior to the 180th day following the date of the original issuance of the Securities, or (iv) after either the Shelf Registration Statement or the Exchange Offer Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of the Securities or Exchange Securities at any time that the Company is obligated to maintain the effectiveness thereof pursuant to the Registration Agreement (each such event referred to in clauses
(i) through (iv) above being referred to herein as a "Registration Default"), interest (the "Special Interest") shall accrue (in addition to stated interest on the Securities) from and including the date on which the first such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, at a rate per annum equal to 0.25% of the principal amount of the Securities; provided, however, that such rate per annum shall increase by 0.25% per annum from and including the 91st day after the first such Registration Default (and each successive 91st day thereafter) unless and until all Registration Defaults have been cured; provided further, however, that in no event shall the Special Interest accrue at a rate in excess of 1.00% per annum. The Special Interest will be payable in cash semiannually in arrears each May 15 and November 15. Whenever in the Indenture there is mentioned, in any context, the payment of principal, interest, purchase price in connection with a purchase of the Securities or any other amount payable on or with respect to any of the Securities, such mention shall be deemed to include mention of the payment of Special Interest provided for in this Section 1(b) to the extent that, in such context, Special Interest is, was or would be payable in respect thereof.

2.   Additional Amounts.

          (a) All payments made by the Company under or with respect to the Securities or by any Subsidiary Guarantor under or with respect to its Subsidiary Guarantee (the Company and any such Subsidiary Guarantor being referred to for purposes of this section individually as "Obligor" and collectively as "Obligors") shall be made free and clear of and without withholding or deduction for, or on account of any present or future taxes, levies, fees, duties, assessments or governmental charges of whatever nature ("Taxes") imposed, levied, collected or assessed by or on behalf of, or within Puerto Rico, or any taxing authority thereof or therein ("Taxing Authority"), unless the applicable Obligor or any successor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. In that event, the applicable Obligor or any successor, as the case may be, will (x) make any required withholding or deduction in respect of any Taxes,
(y) remit the full amount deducted or withheld to the relevant Taxing Authority in accordance with applicable law, and (z) pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each holder and beneficial owner of Securities (including Additional Amounts) after such withholding or deduction or other payment of Taxes will not be less than the amounts that the holder and beneficial owner would have received if such Taxes had not been withheld or deducted or paid; provided that no Additional Amounts shall be so payable with respect to:

     (i) Taxes that would not have been imposed, payable or due but for the existence of any present or former connection between the holder (or between a fiduciary, settlor, beneficiary, member or shareholder, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation) and Puerto Rico other than the mere holding of the Securities;

     (ii) any Taxes that are imposed or withheld after the Issue Date where such withholding or imposition is by reason of the failure of the holder or beneficial owner of the Security to comply with any reasonable request by the applicable

          Obligor or any successor, as the case may be, to provide information concerning the nationality, residence or identity of such holder or beneficial owner or to make any declaration or similar claim or satisfy any information or reporting requirement (A) if such compliance is required or imposed by a statute, treaty, regulation or administrative practice of Puerto Rico as a precondition to exemption from all or part of such Taxes, (B) such holder or beneficial owner may legally comply with such requirements and (C) at least 30 days prior to the date on which the applicable Obligor or any successor, as the case may be, shall apply this Section 2(a)(ii), such Obligor or successor shall have either notified the holders or notified the Trustee and the Trustee shall have notified the holders of such requirements;

    (iii) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge; or

     (iv) any combination of (i), (ii) and (iii) above.

          Such Additional Amounts shall also not be payable where, had the beneficial owner of the Security been the holder of the Security, it would not have been entitled to payment of Additional Amounts by reason of any of (i),
(ii), (iii) or (iv) above.

          (b) The applicable Obligor or any successor, as the case may be, will furnish to the Trustee certified copies of tax receipts evidencing the payment of any Taxes by such Obligor or successor in such form as provided in the normal course by the Taxing Authority imposing such Taxes and as is reasonably available to the Obligor or successor, as the case may be, within 60 calendar days after the date of receipt of such evidence by such Obligor or successor. If notwithstanding the Obligor's or successor's, as the case may be, efforts to obtain such receipts, the same are not obtainable, such Obligor or successor will provide to the Trustee other evidence reasonably satisfactory to the Trustee of such payments by such Obligor or successor. Copies of such receipts will be made available to holders of Securities that are outstanding on the date of such withholding or deduction for or on account of Taxes upon request to the Trustee.

          (c) At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable (unless such obligation to pay Additional Amounts arises after the 30th day prior to the date on which payment under or with respect to the Securities is due and payable, in which case it shall be promptly thereafter), if the applicable Obligor or successor, as the case may be, will be obligated to pay Additional Amounts with respect to such payment, such Obligor or successor will deliver to the Trustee an Officers' Certificate stating that such Additional Amounts will be payable and specifying the amounts so payable. The Officers' Certificate will also set forth such other information as is necessary to enable the Trustee to pay such Additional Amounts to the Holders of the

Securities on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal, interest, purchase price in connection with a purchase of the Securities or any other amount payable on or with respect to any of the Securities, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 2 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

          (d) The applicable Obligor or successor, as the case may be, will pay any present or future stamp, issue, registration, value added, documentary taxes or any other similar taxes and other duties (including interest and penalties) payable in Puerto Rico (or any other jurisdiction in which the Obligor or successor, as the case may be, is organized or engaged in business for tax purposes or, in each case, any political subdivision thereof or therein having the power to tax) in respect of the creation, issue, offering, execution or enforcement of the Securities or any documentation relating thereto.

          (e) In the event that Additional Amounts actually paid with respect to any Securities are based on Taxes in excess of the appropriate Taxes applicable to the holder or beneficial owner of such Securities and, as a result thereof, such holder or beneficial owner is entitled to make a claim for a refund of such excess, or credit such excess against taxes then, to the extent it is able to do so without jeopardizing its entitlement to such refund or credit, such holder or beneficial owner shall, by accepting the Securities, be deemed to have assigned and transferred all right, title and interest to any claim for a refund or credit of such excess to the applicable Obligor or Successor, as the case may be. By making such assignment and transfer, the holder or beneficial owner makes no representation or warranty that the applicable Obligor or Successor, as the case may be, will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto (including executing or delivering any documents and paying any costs or expenses of the applicable Obligor or Successor, as the case may be, relating to obtaining such refund). Nothing contained in this paragraph shall interfere with the right of each holder or beneficial owner of a Security to claim any refund or credit or to disclose any information relating to its tax affairs or any computations in respect thereof or to do anything that would prejudice its ability to benefit from any other credits, reliefs, remissions or repayments to which it may be entitled.

          (f) The foregoing obligations shall survive any defeasance of the Indenture.

3.   Method of Payment

          The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the May 1 or November 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a Definitive Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

4.   Paying Agent and Registrar

          Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

5.   Indenture

          The Company issued the Securities under an Indenture dated as of May [], 1999 (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. -- 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The [Securities due 2002]* [Securities due 2006]** [Securities due 2009]*** are senior unsecured obligations of the Company limited to $[300,000,000]*

$[400,000,000]** $[300,000,000]*** aggregate principal amount at any one time outstanding (subject to Section 2.07 of the Indenture). This Security is one of the [Initial Securities due 2002]* [Initial Securities due 2006]** [Initial Securities due 2009]*** referred to in the Indenture. The Indenture imposes certain limitations on the ability of the Company and the Subsidiary Guarantors, to, among other things, create or incur Liens and enter into Sale and Leaseback Transactions. The Indenture also imposes limitations on Non-Guarantor Subsidiaries to Incur Debt. In addition, the Indenture imposes limitations on the ability of the Company and the Subsidiary Guarantors to consolidate or merge with or into any other Person or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the Property of the Company or the applicable Subsidiary Guarantor.

          To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Subsidiary Guarantors have jointly and severally unconditionally guaranteed the Guaranteed Obligations on a senior basis pursuant to the terms of the Indenture.

6.   Optional Redemption

          [The [Securities due 2006]** [Securities due 2009]*** will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities and (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 15 basis points. In the case of each of clause (i) and (ii), accrued interest will be payable to the redemption date.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities, to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

          "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

          "Reference Treasury Dealer" means (i) Salomon Smith Barney Inc. and its respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) other Primary Treasury Dealers, if any, selected by the Company.]

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.(1)

          [Except as provided in Section 7 below, the Securities due 2002 are not redeemable prior to May 15, 2002.](2)






----------------
     (1) Insert for 6.65% Senior Notes due 2006 and 6.80% Senior Notes due 2009.

     (2) Insert for 6.15% Senior Notes due 2002.

7.   Optional Tax Redemption

          If, as a result of any change in or any amendment to the laws, regulations or rulings of Puerto Rico or taxing authority thereof or therein, or any change in the official administration, application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Issue Date, it is determined by the Company or by any Subsidiary Guarantor under or with respect to its Subsidiary Guarantee (the Company and any such Subsidiary Guarantor being referred to for purposes of this section individually as "Obligor" and collectively as "Obligors") that such Obligor or successor would be required to pay any Additional Amounts pursuant to Section
4.07 of the Indenture and Section 2 hereof or the terms of the Securities of any series, or the terms of any Subsidiary Guarantee, in respect of interest on the next succeeding interest payment date, and that such obligation cannot be avoided by such Obligor or successor by taking reasonable measures available to it, the applicable Obligor may, at its option, redeem (or cause to be redeemed) all (but not less than all) the Securities of such series, at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest to the redemption date, provided, however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which such Obligor or successor would be obligated to pay such Additional Amounts were a payment in respect of the Securities of such series then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect. Prior to the publication of the notice of redemption in accordance with the foregoing, the Company will deliver to the Trustee an Officers' Certificate (together with a copy of an independent Opinion of Counsel to the effect that the applicable Obligor will be or will become obligated to pay Additional Amounts), stating that the Company is entitled to effect such redemption in accordance with the terms set forth in the Indenture and setting forth a statement of facts showing that the conditions precedent to the right of redemption have been satisfied. Such notice, once delivered by the Company to the Trustee, will be irrevocable.

8.   Sinking Fund

          The Securities are not subject to any sinking fund.

9.   Notice of Redemption

          Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

10.  Denominations; Transfer; Exchange

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed or 15 days before an interest payment date.

11.  Persons Deemed Owners

          The registered Holder of this Security may be treated as the owner of it for all purposes.

12.  Unclaimed Money

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.  Discharge and Defeasance

          Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.  Amendment, Waiver

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities represented hereby may be amended without prior notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities represented hereby and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities represented hereby. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Company and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article V of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add Guarantees with respect to the Securities; (v) to add additional covenants or to surrender rights and powers conferred on the Company; (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; or (vii) to make any change that does not adversely affect the rights of any Securityholder.

15.  Defaults and Remedies

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of the series represented hereby then outstanding, subject to certain limitations, may declare all the Securities of the series represented hereby to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

          Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities of the series represented hereby then outstanding may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in aggregate principal amount of the Securities of the series represented hereby then outstanding, by written notice to the Company and the Trustee, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived and a sum sufficient to pay all matured installments of interest and principal (other than principal or interest that has become due solely because of the acceleration) and any premium has been deposited with the Trustee.

16.  Trustee Dealings with the Company

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  No Recourse Against Others

          A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.  Authentication

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19.  Abbreviations

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.  Governing Law

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

21.  CUSIP Numbers

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          THE COMPANY WILL FURNISH TO ANY HOLDER OF SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY.

                                 ASSIGNMENT FORM



To assign this Security, fill in the form below:

I or we assign and transfer this Security to


          (Print or type assignee's name, address and zip code)

          (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint               agent to transfer this Security on the
books of the Company.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                  Your Signature:
      ----------------                 ---------------------


--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1)  -    to the Company; or

     (2)  -    pursuant to an effective registration statement under the
               Securities Act of 1933; or

     (3)  -    inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4)  -    outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

     (5)  -    to an institutional "accredited investor" (as defined in Rule
               501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee or the Company); or

     (6)  -    pursuant to another available exemption from registration
               provided by Rule 144 under the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box
     (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.



                                         ---------------------------------------
                                                     Your Signature

Signature Guarantee:

Date:
     ----------------------------        ---------------------------------------
Signature must be guaranteed         Signature of Signature
by a participant in a                       Guarantee
recognized signature guaranty
medallion program or other
signature guarantor acceptable
to the Trustee


--------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      -------------------------         ----------------------------------------
                                        NOTICE:  To be executed by an executive
                                        officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal amount of this Global Security is $[   ]. The
following increases or decreases in this Global Security have been made:

Date of       Amount of decrease in          Amount of increase in          Principal amount of this       Signature of authorized
Exchange      Principal  Amount of this      Principal Amount of this       Global Security following      signatory of Trustee or
              Global Security                Global Security                such decrease or increase      Securities Custodian

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]


                           [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                         [Definitive Securities Legend]

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                           [FORM OF FACE OF SECURITY]

No.                                                     [up to ]*****$__________

                           6.15% Senior Note due 2002(1)
                           6.65% Senior Note due 2006(2)
                           6.80% Senior Note due 2009(3)


                                                                CUSIP No. ______

          Telecomunicaciones de Puerto Rico, Inc., a Puerto Rico corporation, promises to pay to [Cede & Co.]*****, or registered assigns, the principal sum
[of       Dollars](4) [as set forth on the Schedule of Increases or Decreases annexed hereto](5) on May 15, [2002]* [2006]** [2009]***.

          Interest Payment Dates: May 15 and November 15.

          Record Dates: May 1 and November 1.


--------------
   (1) Insert for 6.15% Senior Note due 2002

   (2) Insert for 6.65% Senior Note due 2006

   (3) Insert for 6.80% Senior Note due 2009

   (4) Insert for Definitive Securities

   (5) Insert for Global Securities

          Additional provisions of this Security are set forth on the other side of this Security.

          IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                                  TELECOMUNICACIONES DE PUERTO
                                                  RICO, INC.

                                                    by:
                                                        ------------------------
                                                        Name:
                                                        Title:


                                                    by:
                                                        ------------------------
                                                        Name:
                                                        Title:


[CORPORATE SEAL]


TRUSTEE'S CERTIFICATE OF
      AUTHENTICATION

Dated:

THE BANK OF NEW YORK,

      as Trustee, certifies
      that this is one of
      the Securities referred
      to in the Indenture.


by:
   ------------------------------
        Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                          6.15% Senior Note due 2002*
                          6.65% Senior Note due 2006**
                          6.80% Senior Note due 2009***


1.   Interest

          Telecomunicaciones de Puerto Rico, Inc., a Puerto Rico corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year, commencing November 15, 1999. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 20, 1999. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities represented hereby plus 1% per annum, and it shall pay interest on overdue installments of interest at the rate borne by the Securities represented hereby to the extent lawful.

2.   Additional Amounts.

          (a) All payments made by the Company under or with respect to the Securities or by any Subsidiary Guarantor under or with respect to its Subsidiary Guarantee (the Company and any such Subsidiary Guarantor being referred to for purposes of this section individually as "Obligor" and collectively as "Obligors") shall be made free and clear of and without withholding or deduction for, or on account of any present or future taxes, levies, fees, duties, assessments or governmental charges of whatever nature ("Taxes") imposed, levied, collected or assessed by or on behalf of, or within Puerto Rico, or any taxing authority thereof or therein ("Taxing Authority"), unless the applicable Obligor or any successor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. In that event, the applicable Obligor or any successor, as the case may be, will (x) make any required withholding or deduction in respect of any Taxes,
(y) remit the full amount deducted or withheld to the relevant Taxing Authority in accordance with applicable law, and (z) pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each holder and beneficial owner of Securities (including Additional Amounts) after such withholding or deduction or other payment of Taxes will not be less than the amounts that the holder and beneficial owner would have received if such Taxes had not been withheld or deducted or paid; provided that no Additional Amounts shall be so payable with respect to:

     (i) Taxes that would not have been imposed, payable or due but for the existence of any present or former connection between the holder (or between a fiduciary, settlor, beneficiary, member or shareholder, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation) and Puerto Rico other than the mere holding of the Securities;

     (ii) any Taxes that are imposed or withheld after the Issue Date where such withholding or imposition is by reason of the failure of the holder or beneficial owner of the Security to comply with any reasonable request by the applicable Obligor or any successor, as the case may be, to provide information concerning the nationality, residence or identity of such holder or beneficial owner or to make any declaration or similar claim or satisfy any information or reporting requirement (A) if such compliance is required or imposed by a statute, treaty, regulation or administrative practice of Puerto Rico as a precondition to exemption from all or part of such Taxes, (B) such holder or beneficial owner may legally comply with such requirements and (C) at least 30 days prior to the date on which the applicable Obligor or any successor, as the case may be, shall apply this Section 2(a)(ii), such Obligor or successor shall have either notified the holders or notified the Trustee and the Trustee shall have notified the holders of such requirements;

    (iii) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge; or

     (iv) any combination of (i), (ii) and (iii) above.

          Such Additional Amounts shall also not be payable where, had the beneficial owner of the Security been the holder of the Security, it would not have been entitled to payment of Additional Amounts by reason of any of (i),
(ii), (iii) or (iv) above.

          (b) The applicable Obligor or any successor, as the case may be, will furnish to the Trustee certified copies of tax receipts evidencing the payment of any Taxes by such Obligor or successor in such form as provided in the normal course by the Taxing Authority imposing such Taxes and as is reasonably available to the Obligor or successor, as the case may be, within 60 calendar days after the date of receipt of such evidence by such Obligor or successor. If notwithstanding the Obligor's or successor's, as the case may be, efforts to obtain such receipts, the same are not obtainable, such Obligor or successor will provide to the Trustee other evidence reasonably satisfactory to the Trustee of such payments by such Obligor or successor. Copies of such receipts will be made available to holders of Securities that are outstanding on the date of such withholding or deduction for or on account of Taxes upon request to the Trustee.

          (c) At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable (unless such obligation to pay Additional Amounts arises after the 30th day prior to the date on which payment under or with respect to the Securities is due and payable, in which case it shall be promptly thereafter), if the applicable Obligor or successor, as the case may be, will be obligated to pay Additional Amounts with respect to such payment, such Obligor or successor will deliver to the Trustee an Officers' Certificate stating that such Additional Amounts will be payable and specifying the amounts so payable. The Officers' Certificate will also set forth such other information as is necessary to enable the Trustee to pay such Additional Amounts to the Holders of the Securities on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal, interest, purchase price in connection with a purchase of the Securities or any other amount payable on or with respect to any of the Securities, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 2 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

          (d) The applicable Obligor or successor, as the case may be, will pay any present or future stamp, issue, registration, value added, documentary taxes or any other similar taxes and other duties (including interest and penalties) payable in Puerto Rico (or any other jurisdiction in which the Obligor or successor, as the case may be, is organized or engaged in business for tax purposes or, in each case, any political subdivision thereof or therein having the power to tax) in respect of the creation, issue, offering, execution or enforcement of the Securities or any documentation relating thereto.

          (e) In the event that Additional Amounts actually paid with respect to any Securities are based on Taxes in excess of the appropriate Taxes applicable to the holder or beneficial owner of such Securities and, as a result thereof, such holder or beneficial owner is entitled to make a claim for a refund of such excess, or credit such excess against taxes then, to the extent it is able to do so without jeopardizing its entitlement to such refund or credit, such holder or beneficial owner shall, by accepting the Securities, be deemed to have assigned and transferred all right, title and interest to any claim for a refund or credit of such excess to the applicable Obligor or Successor, as the case may be. By making such assignment and transfer, the holder or beneficial owner makes no representation or warranty that the applicable Obligor or Successor, as the case may be, will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto (including executing or delivering any documents and paying any costs or expenses of the applicable Obligor or Successor, as the case may be, relating to obtaining such refund). Nothing contained in this paragraph shall interfere with the right of each holder or beneficial owner of a Security to claim any refund or credit or to disclose any information relating to its tax affairs or any computations in respect thereof or to do anything that would prejudice its ability to benefit from any other credits, reliefs, remissions or repayments to which it may be entitled.

          (f) The foregoing obligations shall survive any defeasance of the Indenture.

3.   Method of Payment

          The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the May 1 or November 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a Definitive Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

4.   Paying Agent and Registrar

          Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

5.   Indenture

          The Company issued the Securities under an Indenture dated as of May [], 1999 (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. -- 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The [Securities due 2002]* [Securities due 2006]** [Securities due 2009]*** are senior unsecured obligations of the Company limited to $[300,000,000]* $[400,000,000]** $[300,000,000]*** aggregate principal amount at any one time outstanding (subject to Section 2.07 of the Indenture). This Security is one of the [Initial Securities due 2002]* [Initial Securities due 2006]** [Initial Securities due 2009]*** referred to in the Indenture. The Indenture imposes certain limitations on the ability of the Company and the Subsidiary Guarantors, to, among other things, create or incur Liens and enter into Sale and Leaseback Transactions. The Indenture also imposes limitations on Non-Guarantor Subsidiaries to Incur Debt. In addition, the Indenture imposes limitations on the ability of the Company and the Subsidiary Guarantors to consolidate or merge with or into any other Person or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the Property of the Company or the applicable Subsidiary Guarantor.

          To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Subsidiary Guarantors have jointly and severally unconditionally guaranteed the Guaranteed Obligations on a senior basis pursuant to the terms of the Indenture.

6.   Optional Redemption

          [The [Securities due 2006]** [Securities due 2009]*** will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities and (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 15 basis points. In the case of each of clause (i) and (ii), accrued interest will be payable to the redemption date.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities, to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

          "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

          "Reference Treasury Dealer" means (i) Salomon Smith Barney Inc. and its respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) other Primary Treasury Dealers, if any, selected by the Company.](1)

          [Except as provided in Section 7 below, the Securities due 2002 are not redeemable prior to May 15, 2002.](2)

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.




-----------------
     (1) Insert for 6.65% Senior Notes due 2006 and 6.80% Senior Notes due 2009

     (2) Insert for 6.15% Senior Notes due 2002

7.   Optional Tax Redemption

          If, as a result of any change in or any amendment to the laws, regulations or rulings of Puerto Rico or taxing authority thereof or therein, or any change in the official administration, application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Issue Date, it is determined by the Company or by any Subsidiary Guarantor under or with respect to its Subsidiary Guarantee (the Company and any such Subsidiary Guarantor being referred to for purposes of this section individually as "Obligor" and collectively as "Obligors") that such Obligor or successor would be required to pay any Additional Amounts pursuant to Section
4.07 of the Indenture and Section 2 hereof or the terms of the Securities of any series, or the terms of any Subsidiary Guarantee, in respect of interest on the next succeeding interest payment date, and that such obligation cannot be avoided by such Obligor or successor by taking reasonable measures available to it, the applicable Obligor may, at its option, redeem (or cause to be redeemed) all (but not less than all) the Securities of such series, at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest to the redemption date, provided, however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which such Obligor or successor would be obligated to pay such Additional Amounts were a payment in respect of the Securities of such series then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect. Prior to the publication of the notice of redemption in accordance with the foregoing, the Company will deliver to the Trustee an Officers' Certificate (together with a copy of an independent Opinion of Counsel to the effect that the applicable Obligor will be or will become obligated to pay Additional Amounts), stating that the Company is entitled to effect such redemption in accordance with the terms set forth in the Indenture and setting forth a statement of facts showing that the conditions precedent to the right of redemption have been satisfied. Such notice, once delivered by the Company to the Trustee, will be irrevocable.

8.   Sinking Fund

          The Securities are not subject to any sinking fund.

9.   Notice of Redemption

          Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

10.  Denominations; Transfer; Exchange

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed or 15 days before an interest payment date.

11.  Persons Deemed Owners

          The registered Holder of this Security may be treated as the owner of it for all purposes.

12.  Unclaimed Money

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.  Discharge and Defeasance

          Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14.  Amendment, Waiver

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities represented hereby may be amended without prior notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities represented hereby and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities represented hereby. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Company and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article V of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add Guarantees with respect to the Securities; (v) to add additional covenants or to surrender rights and powers conferred on the Company; (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; or (vii) to make any change that does not adversely affect the rights of any Securityholder.

15.  Defaults and Remedies

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of the series represented hereby then outstanding, subject to certain limitations, may declare all the Securities of the series represented hereby to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Securities being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

          Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities of the series represented hereby then outstanding may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in aggregate principal amount of the Securities of the series represented hereby then outstanding, by written notice to the Company and the Trustee, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived and a sum sufficient to pay all matured installments of interest and principal (other than principal or interest that has become due solely because of the acceleration) and any premium has been deposited with the Trustee.

16.  Trustee Dealings with the Company

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.  No Recourse Against Others

          A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.  Authentication

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19.  Abbreviations

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.  Governing Law

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

21.  CUSIP Numbers

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          THE COMPANY WILL FURNISH TO ANY HOLDER OF SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY.

                                 ASSIGNMENT FORM



To assign this Security, fill in the form below:

I or we assign and transfer this Security to


          (Print or type assignee's name, address and zip code)

          (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint              agent to transfer this Security on the
books of the Company.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                  Your Signature:
      ----------------                 ---------------------


--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal amount of this Global Security is $[   ]. The
following increases or decreases in this Global Security have been made:


Date of     Amount of decrease in        Amount of increase in       Principal amount of this     Signature of authorized
Exchange    Principal  Amount of this    Principal Amount of this    Global Security following    signatory of Trustee or
            Global Security              Global Security             such decrease or increase    Securities Custodian

                                                                       EXHIBIT B

                         FORM OF SUPPLEMENTAL INDENTURE


                    SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated
               as of          , among [GUARANTOR] (the "New Subsidiary
               Guarantor"), a subsidiary of Telecomunicaciones de Puerto Rico, Inc. (or its successor), a Puerto Rico corporation (the "Company"), Telecomunicaciones de Puerto Rico, Inc. on behalf of itself and the Subsidiary Guarantors (the "Existing Subsidiary Guarantors") under the indenture referred to below, and The Bank of New York, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").


                              W I T N E S S E T H :


          WHEREAS the Company and the Existing Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of May [], 1999, providing for the issuance of, among other
securities, an aggregate principal amount of $[   ] of [ ]% Senior Notes due
[  ] (the "Securities");

          WHEREAS Section 4.06 of the Indenture provides that under certain circumstances the Company is required to cause the New Subsidiary Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantor shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Subsidiary Guaranty on the terms and conditions set forth herein; and

          WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the Existing Subsidiary Guarantors are authorized to execute and deliver this Supplemental Indenture;

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantor, the Company, the Existing Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

          1. Agreement to Guarantee. The New Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors, to unconditionally guarantee the Company's obligations under the Securities on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture.

          2. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

          3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

          5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.


                                          [NEW SUBSIDIARY GUARANTOR],



                                            by:
                                                --------------------------------
                                                Name:
                                                Title:


                                          TELECOMUNICACIONES DE PUERTO
                                          RICO, INC., [on behalf of itself and
                                          the Existing Subsidiary Guarantors,]



                                            by:
                                                --------------------------------
                                                Name:
                                                Title:

                                          [[EXISTING SUBSIDIARY GUARANTORS],



                                            by:
                                                --------------------------------
                                                Name:
                                                Title:




                                          THE BANK OF NEW YORK, as Trustee,



                                            by:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT C



                                     Form of
                       Transferee Letter of Representation


Telecomunicaciones de Puerto Rico, Inc.

In care of
[   ]
[   ]
[   ]


Ladies and Gentlemen:


          This certificate is delivered to request a transfer of $[ ] principal amount of the [ ]% Senior Notes due [] (the "Securities") of Telecomunicaciones de Puerto Rico, Inc. (the "Company").

          Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:
     -------------------------

Address:
        ----------------------

Taxpayer ID Number:
                   -----------

          The undersigned represents and warrants to you that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" at least $100,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we invest in or purchase securities similar to the Securities in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

          2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that is purchasing for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Securities of $100,000, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (d), (e) or
(f) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Company and the Trustee.



                                              TRANSFEREE:                      ,
                                                         ----------------------

                                                by:
                                                   -----------------------------

                                TABLE OF CONTENTS

                                    ARTICLE I

                   Definitions and Incorporation by Reference
                   ------------------------------------------
SECTION 1.01.  Definitions....................................................................1
               -----------
SECTION 1.02.  Other Definitions..............................................................8
               -----------------
SECTION 1.03.  Incorporation by Reference of Trust Indenture Act..............................9
               -------------------------------------------------
SECTION 1.04.  Rules of Construction..........................................................9
               ---------------------

                                   ARTICLE II

                                 The Securities
                                 --------------
SECTION 2.01.  Form and Dating...............................................................10
               ----------------
SECTION 2.02.  Execution and Authentication..................................................10
               -----------------------------
SECTION 2.03.  Registrar and Paying Agent....................................................10
               ---------------------------
SECTION 2.04.  Paying Agent To Hold Money in Trust...........................................11
               ------------------------------------
SECTION 2.05.  Securityholder Lists..........................................................11
               ---------------------
SECTION 2.06.  Replacement Securities........................................................11
               -----------------------
SECTION 2.07.  Outstanding Securities........................................................12
               -----------------------
SECTION 2.08.  Temporary Securities..........................................................12
               ---------------------
SECTION 2.09.  Cancelation...................................................................12
               ------------
SECTION 2.10.  Defaulted Interest............................................................12
               -------------------
SECTION 2.11.  CUSIP Numbers.................................................................12
               --------------

                                   ARTICLE III

                                   Redemption
                                   ----------
SECTION 3.01.  Notices to Trustee............................................................13
               -------------------
SECTION 3.02.  Selection of Securities To Be Redeemed........................................13
               ---------------------------------------
SECTION 3.03.  Notice of Redemption..........................................................13
               ---------------------
SECTION 3.04.  Effect of Notice of Redemption................................................14
               -------------------------------
SECTION 3.05.  Deposit of Redemption Price...................................................14
               ----------------------------
SECTION 3.06.  Securities Redeemed in Part...................................................14
               ----------------------------

                                   ARTICLE IV

                                    Covenants
                                    ---------
SECTION 4.01.  Payment of Securities.........................................................15
               ---------------------
SECTION 4.02.  SEC Reports...................................................................15
               -----------
SECTION 4.03.  Limitation on Debt of Non-Guarantor Subsidiaries..............................15
               ------------------------------------------------
SECTION 4.04.  Limitation on Liens...........................................................16
               -------------------
SECTION 4.05.  Limitation on Sale and Leaseback Transactions.................................17
               ---------------------------------------------

SECTION 4.06.  Future Subsidiary Guarantors..................................................18
               ----------------------------
SECTION 4.07.  Additional Amounts............................................................18
               ------------------
SECTION 4.08   Compliance Certificate........................................................21
               ----------------------
SECTION 4.09.  Further Instruments and Acts..................................................21
               ----------------------------

                                    ARTICLE V

                                Successor Company
                                -----------------
SECTION 5.01.  When Company or any Subsidiary Guarantor May Merge or Transfer Assets.........21
               ---------------------------------------------------------------------
SECTION 5.02.  Successor Substituted.........................................................22
               ---------------------

                                   ARTICLE VI

                              Defaults and Remedies
                              ---------------------
SECTION 6.01.  Events of Default.............................................................22
               -----------------
SECTION 6.02.  Acceleration..................................................................24
               ------------
SECTION 6.03.  Other Remedies................................................................24
               ---------------
SECTION 6.04.  Waiver of Past Defaults.......................................................24
               ------------------------
SECTION 6.05.  Control by Majority...........................................................25
               --------------------
SECTION 6.06.  Limitation on Suits...........................................................25
               --------------------
SECTION 6.07.  Rights of Holders to Receive Payment..........................................25
               -------------------------------------
SECTION 6.08.  Collection Suit by Trustee....................................................25
               ---------------------------
SECTION 6.09.  Trustee May File Proofs of Claim..............................................25
               ---------------------------------
SECTION 6.10.  Priorities....................................................................26
               -----------
SECTION 6.11.  Undertaking for Costs.........................................................26
               ----------------------
SECTION 6.12.  Waiver of Stay or Extension Laws..............................................26
               ---------------------------------

                                   ARTICLE VII

                                     Trustee
                                     -------
SECTION 7.01.  Duties of Trustee.............................................................27
               ------------------
SECTION 7.02.  Rights of Trustee.............................................................28
               ------------------
SECTION 7.03.  Individual Rights of Trustee..................................................29
               -----------------------------
SECTION 7.04.  Trustee's Disclaimer..........................................................29
               ---------------------
SECTION 7.05.  Notice of Defaults............................................................29
               -------------------
SECTION 7.06.  Reports by Trustee to Holders.................................................29
               ------------------------------
SECTION 7.07.  Compensation and Indemnity....................................................29
               ---------------------------
SECTION 7.08.  Replacement of Trustee........................................................30
               -----------------------
SECTION 7.09.  Successor Trustee by Merger...................................................31
               ----------------------------
SECTION 7.10.  Eligibility; Disqualification.................................................31
               ------------------------------
SECTION 7.11.  Preferential Collection of Claims Against Company.............................31
               --------------------------------------------------
SECTION 7.12.  Appointment by Trustee of Authenticating Agents...............................32
               -----------------------------------------------

                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance
                       ----------------------------------
SECTION 8.01.  Discharge of Liability on Securities; Defeasance..............................33
               -------------------------------------------------
SECTION 8.02.  Conditions to Defeasance......................................................34
               -------------------------
SECTION 8.03.  Application of Trust Money....................................................35
               ---------------------------
SECTION 8.04.  Repayment to Company..........................................................35
               ---------------------
SECTION 8.05.  Indemnity for Government Obligations..........................................35
               -------------------------------------
SECTION 8.06.  Reinstatement.................................................................35
               --------------

                                   ARTICLE IX

                                   Amendments
                                   ----------
SECTION 9.01.  Without Consent of Holders....................................................36
               ---------------------------
SECTION 9.02.  With Consent of Holders.......................................................36
               ------------------------
SECTION 9.03.  Compliance with Trust Indenture Act...........................................37
               ------------------------------------
SECTION 9.04.  Revocation and Effect of Consents and Waivers.................................37
               ----------------------------------------------
SECTION 9.05.  Notation on or Exchange of Securities.........................................38
               --------------------------------------
SECTION 9.06.  Trustee To Sign Amendments....................................................38
               ---------------------------
SECTION 9.07.  Payment for Consent...........................................................38
               --------------------

                                    ARTICLE X

                              Subsidiary Guarantees
                              ---------------------
SECTION 10.01.  Subsidiary Guarantees........................................................38
                ----------------------
SECTION 10.02.  Contribution.................................................................40
                -------------
SECTION 10.03.  Successors and Assigns.......................................................40
                -----------------------
SECTION 10.04.  No Waiver....................................................................40
                ----------
SECTION 10.05.  Modification.................................................................40
                -------------
SECTION 10.06.  Execution of Supplemental Indenture for Future Subsidiary Guarantors.........41
                ---------------------------------------------------------------------
SECTION 10.07.  Release of Subsidiary Guarantees.............................................41
                ---------------------------------

                                   ARTICLE XI

                                  Miscellaneous
                                  -------------
SECTION 11.01.  Trust Indenture Act Controls.................................................41
                -----------------------------
SECTION 11.02.  Notices......................................................................42
                --------
SECTION 11.03.  Communication by Holders with Other Holders..................................42
                --------------------------------------------
SECTION 11.04.  Certificate and Opinion as to Conditions Precedent...........................43
                ---------------------------------------------------
SECTION 11.05.  Statements Required in Certificate or Opinion................................43
                ----------------------------------------------
SECTION 11.06.  When Securities Disregarded..................................................43
                ----------------------------
SECTION 11.07.  Rules by Trustee, Paying Agent and Registrar.................................44
                ---------------------------------------------
SECTION 11.08.  Legal Holidays...............................................................44
                ---------------
SECTION 11.09.  Governing Law................................................................44
                --------------
SECTION 11.10.  No Recourse Against Others...................................................44
                ---------------------------
SECTION 11.11.  Successors...................................................................44
                -----------
SECTION 11.12.  Multiple Originals...........................................................44
                -------------------
SECTION 11.13.  Separability.................................................................44
                -------------

SECTION 11.14.  Table of Contents; Headings..................................................44
                ----------------------------

Appendix A -  Provisions Relating to Initial Securities and Exchange Securities
Exhibit 1 to Appendix A - Form of Initial Security
Exhibit A  -  Form of Exchange Security
Exhibit B  -  Form of Supplemental Indenture
Exhibit C  -  Form of Transferee Letter of Representation

                              CROSS-REFERENCE TABLE


  TIA                                                                           Indenture
Section                                                                          Section
-------                                                                          -------
310  (a)(1).........................................................................7.10
  (a)(2)............................................................................7.10
  (a)(3)............................................................................N.A.
  (a)(4)............................................................................N.A.
  (b)   ............................................................................7.08;
                                                                                    7.10
  (c)   ............................................................................N.A.
311(a)   ...........................................................................7.11
  (b)   ............................................................................7.11
  (c)   ............................................................................N.A.
312(a)   ...........................................................................2.05
  (b)   ............................................................................10.03
  (c)   ............................................................................10.03
313(a)   ...........................................................................7.06
  (b)(1)............................................................................N.A.
  (b)(2)............................................................................7.06
  (c)   ............................................................................10.02
  (d)   ............................................................................7.06
314(a)   ...........................................................................4.02;
                                                                                    10.02
  (b)   ............................................................................N.A.
  (c)(1)............................................................................10.04
  (c)(2)........................................................................... 10.04
  (c)(3)............................................................................N.A.
  (d)   ............................................................................N.A.
  (e)   ............................................................................10.05
  (f)   .................................................................................
315  (a)   .........................................................................7.01
  (b)   ............................................................................7.05;
                                                                                    10.02
  (c)   ............................................................................7.01
  (d)   ............................................................................7.01
  (e)   ............................................................................6.11
316  (a)
  (last
sentence) .........................................................................10.06
  (a)(1)(A).........................................................................6.05
  (a)(1)(B).........................................................................6.04
  (a)(2)............................................................................N.A.
  (b)   ............................................................................6.07
317  (a)(1).........................................................................6.08

  (a)(2)............................................................................6.09
  (b)   ............................................................................2.04
318   (a)  ........................................................................10.01

                           N.A. Means Not Applicable.

Note: This Cross-Reference Table shall not, for any purposes, be deemed to be part of this Indenture.